UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN CONSENT

STATEMENT SCHEDULE 14A INFORMATION

Consent Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

USA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Hudson Executive Capital LP

HEC Management GP LLC

HEC Master Fund LP

HEC SPV IV LP

Lisa P. Baird

Douglas G. Bergeron

Douglas L. Braunstein

Jacob Lamm

Michael K. Passilla

Ellen Richey

Anne M. Smalling

Shannon S. Warren

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 15, 2019

To Fellow Shareholders of USA Technologies, Inc.:

The enclosed Consent Statement, the Special Meeting Request Form attached as Exhibit A-1 and the accompanying revocable consent (the “BLUE Consent”) to request a special meeting of the Company’s shareholders (the “Special Meeting”) attached as Exhibit A-2 are being furnished to you as a shareholder of USA Technologies, Inc., a Pennsylvania corporation (which we refer to as the “Company” or “USAT”), by and on behalf of HEC Master Fund LP, a Cayman Islands exempted limited partnership (“Hudson Master Fund”) and an affiliate of Hudson Executive Capital LP, a Delaware limited partnership (“Hudson Executive,” together with Hudson Master Fund and their respective affiliates, “Hudson”).

THIS SOLICITATION IS BEING MADE BY HUDSON MASTER FUND AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

The purpose of our sending you these materials is to solicit your revocable consent to request a special meeting of the Company’s shareholders to consider the matters set forth below. We are mailing a printed copy of the enclosed Consent Statement, the Special Meeting Request Form attached as Exhibit A-1 and the accompanying BLUE Consent attached as Exhibit A-2 beginning on or about November 18, 2019.

Under the Company’s Amended and Restated Bylaws (the “Bylaws”), holders of shares of the Company’s Common Stock, no par value (the “Common Stock”), and Series A convertible preferred stock, no par value (the “Series A Preferred Stock”), entitled to cast at least 20% of the combined voting power of the then outstanding shares are entitled to call a special meeting. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

We are seeking your support to call the Special Meeting for shareholders to be able to consider and vote upon the following proposals:

Proposal 1:

each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Company’s shareholders subsequent to October 18, 2019 and prior to the approval of this resolution be repealed, effective as of the time this resolution is approved by the Company’s shareholders;

Proposal 2:

Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to provide that shareholders may call a special meeting for any business that could be considered at an annual meeting, including the election and/or removal of any director or directors of the Company;

Proposal 3:

Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to allow shareholders to request a special meeting to be held faster and more easily by revising provisions relating to the time, place, process and manner for special meetings, including by providing that the holders of 10% of the combined voting power of the then outstanding shares may call a special meeting, by providing that the Board shall set the date of any special meeting called at the request of the Company’s shareholders for a date not less than forty-five (45) nor more than sixty (60) days after receipt of the request and by specifying the process for the consideration of business at the special meeting and by providing the shareholders requesting the special meeting with reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting;

Proposal 4:	Section 8.08 of Article VIII of the Bylaws be amended in the manner described in the Consent Statement to provide that the Board may not alter or repeal bylaws that were properly adopted by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, adopt a bylaw that is the same or substantially similar to a bylaw that has previously been properly repealed by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, or adopt a bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting.

The Company last held its annual meeting on April 26, 2018. We are seeking to call a special meeting to provide shareholders a forum to express their views and exercise their right to vote. If we succeed in calling the Special Meeting, we expect to solicit proxies to vote in support of each of the Proposals at the Special Meeting.

If the Proposals are approved, we intend to call a subsequent special meeting to remove the following seven (7) incumbent directors: Steven D. Barnhart, Joel Brooks, Robert L. Metzger, Patricia A. Oelrich, William J. Reilly Jr., William J. Schoch and Ingrid S. Stafford, and the successors of any of them (together, the “Incumbent Directors”), and elect the eight (8) nominees identified by Hudson: Lisa P. Baird, Douglas G. Bergeron, Douglas L. Braunstein, Jacob Lamm, Michael K. Passilla, Ellen Richey, Anne M. Smalling and Shannon S. Warren (together, the “Nominees”). The current size of the Board is nine, consisting of eight directors and one vacancy. If a new director is appointed to fill the vacancy, we will seek to remove the Incumbent Directors and the newly-appointed director and elect all eight of the Nominees. If no new directors are appointed, we will seek to remove the Incumbent Directors and have the vacancy filled by a Nominee. We reserve the right to nominate less than eight of the Nominees in the event the size of the Board decreases. Each Nominee named herein is independent under the Board’s independence guidelines, the applicable rules of Nasdaq, and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”).

The subsequent special meeting is necessary because the Bylaws currently prohibit calling a special meeting for the purpose of electing and removing directors. However, if shareholders support the Proposals, it is our expectation that the Board will be responsive to the will of the shareholders and will work with Hudson to make the appropriate changes to the composition of the Board.

At this time, we are soliciting your revocable consent to request a Special Meeting in the form of the accompanying BLUE Consent to empower us to deliver the valid, executed and completed Special Meeting Request Form on your behalf to the Chairman of the Board and the Chief Executive Officer of the Company to call the Special Meeting.

Executing and returning the BLUE Consent will authorize Hudson Master Fund to execute the Special Meeting Request Form to call the Special Meeting on your behalf. We do not intend to use your BLUE Consent to call the Special Meeting unless we have received BLUE Consents from a sufficient number of shareholders prior to January 20, 2020 (the “Outside Date”). A failure to return a BLUE Consent authorizing us to call the Special Meeting will have the same effect as opposing the call for a Special Meeting.

In accordance with the Bylaws, if a special meeting is duly called by shareholders, the Company is required to cause notice to be given that a meeting will be held not less than 90 nor more than 120 days after the receipt of the shareholders’ request. It is our intention to submit the request for the Special Meeting after receiving BLUE Consents authorizing us to call the Special Meeting from shareholders holding at least 20% of the voting power of the outstanding shares of the Company.

On November 11, 2019, the Company issued a press release alleging that Hudson’s solicitation was invalid under the Bylaws because the Bylaws prohibit the calling of special meetings for the purpose of removing directors. The Company further announced that the Board had amended the Bylaws so that no special meeting may be called before the next annual meeting of the Company’s shareholders.

Hudson strongly disagrees with the Company’s assertion that our solicitation is invalid. Hudson believes that the Company is mischaracterizing our solicitation by stating that we are seeking to call a special meeting to remove directors. We are soliciting consents to request a special meeting to consider certain amendments to the Bylaws. The removal of directors will not be considered at the special meeting.

Hudson further believes that the Bylaw amendment to prevent the calling of a special meeting is illegal and invalid under Pennsylvania law and that the Company’s actions constitute an unlawful interference with shareholders’ franchise rights. Hudson is currently evaluating the legal options available to it, including bringing a legal action against the Company and its directors.

Given the Company’s actions to date, there is a risk that the Company will not recognize properly executed consents delivered by shareholders and will refuse to call the Special Meeting even if the requisite consents are delivered, and accordingly, Hudson may choose to delay the delivery of any Special Meeting request to the Company. Any legal question surrounding the validity of such consents may ultimately be determined in a court of competent jurisdiction.

We are not currently seeking your proxy, consent, authorization or agent designation for approval of any proposals or any other actions that would be considered at the Special Meeting. In the event the Special Meeting is called, we will send you proxy materials relating to a vote on the applicable Proposals.

This solicitation is being made by Hudson Master Fund, and not on behalf of the Company or the Board. You may receive a revocation Consent Statement from the Company together with an accompanying revocation card. We urge you not to return any revocation card you may receive from the Company, since only the last dated card that you execute will count.

We thank you in advance for your support in calling the Special Meeting.

Sincerely,
HEC MASTER FUND LP
By: HEC Performance GP LLC, its General Partner
By: HEC Management GP LLC, its Manager
By:

Name: Douglas L. Braunstein
Title: Managing Member
November 15, 2019

If you have any questions, require assistance in voting your shares,

or need additional copies of this Consent Statement, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York NY 10022

Shareholders call toll-free: 1-888-750-5834

Banks and Brokers call collect: 1-212-750-5833

SOLICITATION STATEMENT

OF

HEC MASTER FUND LP

This Consent Statement, the enclosed Special Meeting Request Form attached as Exhibit A-1 and the accompanying revocable consent (the “BLUE Consent”) to request a special meeting of the Company’s shareholders (the “Special Meeting”) attached as Exhibit A-2 are being furnished to you as a shareholder of USA Technologies, Inc., a Pennsylvania corporation (which we refer to as the “Company” or “USAT”), by and on behalf of HEC Master Fund LP, a Cayman Islands exempted limited partnership (“Hudson Master Fund”) and an affiliate of Hudson Executive Capital LP, a Delaware limited partnership (“Hudson Executive,” together with Hudson Master Fund and their respective affiliates, “Hudson”).

THIS SOLICITATION IS BEING MADE BY HUDSON MASTER FUND AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

The purpose of our sending you these materials is to solicit your revocable consent to request a special meeting of the Company’s shareholders to consider the matters set forth below. We are mailing a printed copy of this Consent Statement, the enclosed Special Meeting Request Form attached as Exhibit A-1 and the accompanying BLUE Consent attached as Exhibit A-2 beginning on or about November 18, 2019.

WHY WE ARE SEEKING TO CALL THE SPECIAL MEETING

Hudson Executive and the other participants in this solicitation are the beneficial owners of an aggregate of 10,385,172 shares of Common Stock of the Company, representing approximately 16.3% of the Company’s outstanding shares of Common Stock, and making us the Company’s largest shareholder.

After over a year of research, we invested in USAT with the belief that we could work collaboratively with the Company to help return it to a strong growth profile, generate free cash flow, and create long-term sustainable value for shareholders. We believed then, and continue to believe, that the Company has great potential, and we had hoped to work with the Company to unlock that promise.

The Board’s repeated actions have prevented us from doing so. We now believe the Company requires a refreshed Board of highly qualified, independent directors with a mix of financial services, operational, capital allocation, and corporate governance expertise that can attract and provide proper oversight of management and help create long-term value for shareholders.

We are seeking to call a special meeting to provide shareholders a forum to express their views and exercise their right to vote if the Board does not fulfill its obligation to promptly hold an annual meeting.

The Special Meeting Request Form calls upon the Company to call the Special Meeting in accordance with the Pennsylvania Business Corporation Law (the “BCL”) and the Bylaws, at which four proposals would be considered:

•

Proposal 1: each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Company’s shareholders subsequent to October 18, 2019 and prior to the approval of this resolution be repealed, effective as of the time this resolution is approved by the Company’s shareholders. This would prevent the Board from amending the Bylaws to nullify or delay the actions taken by, or proposed to be taken by, the shareholders pursuant to the other Proposals or to create new obstacles to the consideration of the Proposals at the Special Meeting.

•

Proposal 2: Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to provide that shareholders may call a special meeting for any business that could be considered at an annual meeting, including the election and/or removal of any director or directors of the Company. We believe allowing the shareholders to replace the directors at special meetings will increase the Board’s accountability to the shareholders.

•

Proposal 3: Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to allow shareholders to request a special meeting to be held faster and more easily by revising provisions relating to the time, place, process and manner for special meetings, including by providing that the holders of 10% of the combined voting power of the then outstanding shares may call a special meeting, by providing that the Board shall set the date of any special meeting called at the request of the Company’s shareholders for a date not less than forty-five (45) nor more than sixty (60) days after receipt of the request and by specifying the process for the consideration of business at the special meeting and by providing the shareholders requesting the special meeting with reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting. We believe facilitating the shareholders’ ability to call a timely special meeting will strengthen the role shareholders play in corporate governance.

•

Proposal 4: Section 8.08 of Article VIII of the Bylaws be amended in the manner described in the Consent Statement to provide that the Board may not alter or repeal bylaws that were properly adopted by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, adopt a bylaw that is the same or substantially similar to a bylaw that has previously been properly repealed by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, or adopt a bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting. We are seeking to prevent the Company from unilaterally changing bylaw amendments properly adopted by shareholders or adopting bylaws that were previously properly repealed by shareholders. We are also seeking to prevent the Board from introducing more onerous requirements on shareholders to call a special meeting, propose business or nominate persons to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting.

If you complete and return the BLUE Consent authorizing Hudson to deliver the Special Meeting Request Card, you will also be authorizing Hudson to withdraw the request for the Special Meeting after it has been submitted. We are asking for this authority because we can envision circumstances in which it would not be in the best interests of shareholders to proceed with the Special Meeting. Specifically, we may decide to withdraw the request for the Special Meeting if the Board takes meaningful steps to respond to shareholder concerns, including the appointment of nominees to the Board acceptable to Hudson.

QUESTIONS AND ANSWERS ABOUT THE CONSENT STATEMENT AND THE SPECIAL MEETING

Q:	Who is making the solicitation?

A:

The participants in this solicitation are Hudson Executive, HEC Management GP, LLC, Hudson Master Fund, HEC SPV IV LP, Douglas L. Braunstein (together, the “Hudson Participants”) and the Nominees (together with the Hudson Participants, the “Participants”). Additional information regarding the Participants is set forth under the caption “Information Concerning the Participants in this Solicitation.”

Q:	Why are we soliciting your revocable consent to request a special meeting of the Company’s shareholders?

A:

The Company has not held a meeting since April 26, 2018. We are seeking to call the Special Meeting for shareholders to be able to consider and vote upon our proposals, which we believe would strengthen the role shareholders play in corporate governance and increase the Board’s accountability to shareholders. The Special Meeting would also provide a forum for the shareholders to express their views and exercise their right to vote if the Board does not fulfill its obligation to promptly hold an annual meeting of the shareholders.

We believe that the Company’s actions over the past ten months have consistently eroded shareholder value and that the Board, which is charged with management of the business and affairs of the Company, bears ultimate responsibility for the Company’s actions and failures to act. Over this period, the Company repeatedly failed to file its financial statements on time which led to the Company’s securities being delisted from trading on Nasdaq. The Company disclosed that it had incurred in 2019 additional expenses of $15.4 million in connection with remediating this failure. When the Company finally regained compliance with its periodic filing obligations, it disclosed that it had entered into agreements with Antara Capital Master Fund pursuant to which the Company had sold 3,800,000 shares of Company Common Stock representing approximately 6% of the Company’s outstanding stock at the then below-market price of $5.25 and entered into a debt commitment letter for a $30 million senior secured term loan facility that would be used to retire its existing credit facility. The Company also disclosed that it had paid $3,147,000 in fees for this debt and equity financing plus up to $400,000 of legal fees for Antara Capital Master Fund’s counsel. As of the date of this Consent Statement, the Company’s securities remain delisted from trading on Nasdaq.

If a Special Meeting is successfully called, we intend to make the following proposals:

•

Proposal 1: each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Company’s shareholders subsequent to October 18, 2019 and prior to the approval of this resolution be repealed, effective as of the time this resolution is approved by the Company’s shareholders.

•

Proposal 2: Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to provide that shareholders may call a special meeting for any business that could be considered at an annual meeting, including the election and/or removal of any director or directors of the Company.

•

Proposal 3: Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to allow shareholders to request a special meeting to be held faster and more easily by revising provisions relating to the time, place, process and manner for special meetings, including by providing that the holders of 10% of the combined voting power of the then outstanding shares may call a special meeting, by providing that the Board shall set the date of any special meeting called at the request of the Company’s shareholders for a date not less than forty-five (45) nor more than sixty (60) days after receipt of the request and by specifying the process for the consideration of business at the special meeting and by providing the shareholders requesting the special meeting with reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting.

•

Proposal 4: Section 8.08 of Article VIII of the Bylaws be amended in the manner described in the Consent Statement to provide that the Board may not alter or repeal bylaws that were properly adopted by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, adopt a bylaw that is the same or substantially similar to a bylaw that has previously been properly repealed by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, or adopt a bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting.

Q:	Who is entitled to call a special meeting?

A:

Under the Bylaws, holders of shares of Common Stock and Series A Preferred Stock entitled to cast at least 20% of the combined voting power of the then outstanding shares are entitled to call a special meeting. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

On November 12, 2019, the Company disclosed in a Form 8-K filing that the Board had amended the Bylaws to provide that no special meeting may be called before the next annual meeting of the Company’s shareholders. Hudson believes that the Bylaw amendment to prevent the calling of a special meeting is illegal and invalid under Pennsylvania law and that the Company’s actions constitute an unlawful interference with shareholders’ franchise rights. Hudson is currently evaluating the legal options available to it, including bringing a legal action against the Company and its directors.

Q:	When will the Special Meeting be held?

A:

In accordance with the Bylaws, if a special meeting is duly called by shareholders, the Company is required to cause notice to be given that a meeting will be held not less than 90 nor more than 120 days after the receipt of the shareholders’ request. It is our intention to submit the request for the Special Meeting after receiving BLUE Consents authorizing us to call the Special Meeting from shareholders holding at least 20% of the voting power of the outstanding shares of the Company.

Q:	Who will be entitled to vote at the Special Meeting?

A:

If the Special Meeting is called, the record date for determining shareholders entitled to notice of, or to vote at, the Special Meeting may be fixed by the Board. Such record date shall be not more than 90 days prior to the date of the Special Meeting. If not fixed by the Board, the record date shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

Only holders of Common Stock or Series A Preferred Stock of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 0.1988 of a vote on all matters to come before the Special Meeting, with any fractional vote being rounded to the nearest whole number. The number of votes to which each share of Series A Preferred Stock is entitled is equal to the votes attributable to that number of shares of Common Stock into which each share of Series A Preferred Stock is convertible.

Q:	How can I authorize Hudson Master Fund to request a special meeting of the Company’s shareholders on my behalf?

A:

Shareholders of Record: Complete, sign, date and promptly mail the enclosed BLUE Consent in the enclosed postage-paid envelope. A failure to return a BLUE Consent authorizing us to call the Special Meeting will have the same effect as opposing the call for a Special Meeting.

We urge you not to return any revocation card you may receive from the Company, since only the last dated card that you execute will count.

Beneficial Owners: If any of your shares of Common Stock or Series A Preferred Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only the brokerage firm, bank, bank nominee or other institution can execute a BLUE Consent for your shares and will do so only upon receipt of specific instructions from you. Accordingly, please contact the person responsible for your account and give instructions for a written request to be signed representing your shares of Common Stock or Series A Preferred Stock or follow the instructions on the voting instruction form that may have been sent to you by your brokerage firm, bank, nominee or other institution together with this Consent Statement.

Q:	If you authorize Hudson Master Fund to request a special meeting of the Company’s shareholders on your behalf, are you agreeing to vote for any of the Proposals?

A:

No. We are not currently seeking your proxy, consent, authorization or agent designation for approval of any proposals or any other actions that would be considered at the Special Meeting. In the event the Special Meeting is called, we will send you proxy materials relating to a vote on the applicable Proposals.

Q:

Is my consent to request a special meeting of the Company’s shareholders valid in light of the Company’s claim that Hudson’s solicitation is invalid under the Bylaws and the Company’s amendment to the Bylaws purporting to prohibit the calling of a special meeting before the next annual meeting of the Company’s shareholders?

A:

On November 11, 2019, the Company issued a press release alleging that Hudson’s solicitation was invalid under the Bylaws because the Bylaws prohibit the calling of special meetings for the purpose of removing directors. The Company further announced that the Board had amended the Bylaws so that no special meeting may be called before the next annual meeting of the Company’s shareholders.

Hudson strongly disagrees with the Company’s assertion that our solicitation is invalid. Hudson believes that the Company is mischaracterizing our solicitation by stating that we are seeking to call a special meeting to remove directors. We are soliciting consents to request a special meeting to consider certain amendments to the Bylaws. The removal of directors will not be considered at the special meeting.

Hudson further believes that the Bylaw amendment to prevent the calling of a special meeting is illegal and invalid under Pennsylvania law and that the Company’s actions constitute an unlawful interference with shareholders’ franchise rights. Hudson is currently evaluating the legal options available to it, including bringing a legal action against the Company and its directors.

Given the Company’s actions to date, there is a risk that the Company will not recognize properly executed consents delivered by shareholders and will refuse to call the Special Meeting even if the requisite consents are delivered, and accordingly, Hudson may choose to delay the delivery of any Special Meeting request to the Company. Any legal question surrounding the validity of such consents may ultimately be determined in a court of competent jurisdiction.

Q:	How can I revoke my consent to request a special meeting of the Company’s shareholders on my behalf?

A:	You may revoke your consent to request a special meeting, including consents already given to Hudson Master Fund, at any time prior to the submission of our Special Meeting Request Form by:

•	delivering a written revocation to us, care of Innisfree, 501 Madison Avenue, 20th Floor, New York, NY 10022;

•	submitting a later-dated consent authorization to the Company; or

•	you will be deemed to have revoked your BLUE Consent to the extent that you dispose of your shares prior to the Outside Date.

Q:	Why is Hudson Master Fund proposing that shareholders repeal all amendments to the Bylaws that were unilaterally adopted by the Board after October 18, 2019?

A:

This proposal, which seeks to repeal all changes to the Bylaws adopted after October 18, 2019 without a vote of the shareholders, is intended to prevent the Board from amending the Bylaws to nullify or delay the actions taken by, or proposed to be taken by, the shareholders pursuant to the other Proposals or to create new obstacles to the consideration of the Proposals at the Special Meeting. Approval of the Proposal would repeal the Bylaw amendments disclosed by the Company in two Form 8-K filings on November 12, 2019, which purport to prevent the calling of a special meeting before the next annual meeting of the Company’s shareholders and provide that the Chairman of the Board may also serve as the Chief Executive Officer and/or as another officer of the Company, as well as any other amendments adopted after the date of this

Consent Statement. Proposal 1, if approved, would also result in the repeal of amendments adopted after October 18, 2019 that may be aligned with the interests of the shareholders. Proposal 1, if approved, would not result in the repeal of the Bylaw amendments disclosed by the Company in the Form 8-K filed on October 18, 2019.

Q:	What are the practical effects to the Company’s shareholders of the approval of Proposals 2, 3 and 4?

A:

Proposal 2: If Proposal 2 is approved, then the shareholders of the Company may act to elect and remove directors at any time pursuant to a duly called special meeting. We believe Proposal 2 is consistent with corporate governance best practices and needed to ensure that the Board is accountable to shareholders. If the Proposals are approved, Hudson currently intends to call a special meeting of the shareholders following such approval for the purpose of removing the Incumbent Directors and electing the Nominees.

Proposal 3: If Proposal 3 is approved, any shareholder with ownership of at least 10% of the combined voting power of the then outstanding shares, which currently includes Hudson, could call a special meeting of the Company. Additionally, any special meeting called pursuant to Section 3.03(a) of Article III of the Bylaws would need to be held within not less than 45 nor more than 60 days following the Company’s receipt of the request, which may shorten the time period in which the Company would be able to prepare for the special meeting. The proposed Bylaw amendment also specifies the process for the consideration of business at the special meeting and provides the shareholders calling the special meeting with an opportunity to address the meeting and present their proposals, as well as reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company. We believe Proposal 3 is consistent with corporate governance best practices and facilitating the shareholders’ ability to call a timely special meeting will strengthen the role shareholders play in corporate governance.

Proposal 4: If Proposal 4 is approved, the Board will not be able to adopt or repeal any amendments to bylaws properly adopted by the shareholders, even if the Board believes such amendments are in the best interests of the Company and its shareholders, unless such amendments are also approved by the Company’s shareholders. If Proposal 4 is approved, the Board will also not be able to adopt any bylaw that was previously properly repealed by shareholders, unless such adoption is also approved by the Company’s shareholders. The Board would further be prohibited from adopting any bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting. If Proposal 4 is approved, the Board will not be able to adopt bylaws that have the effect of preventing shareholders from calling a special meeting or that would result in a delay of a special meeting that is requested by shareholders. We believe that Proposal 4 is necessary to prevent the Board from unilaterally taking any actions to amend the Bylaws to attempt to nullify the effectiveness of bylaws properly adopted by the shareholders or to adopt any bylaw previously properly repealed by shareholders. We also believe that Proposal 4 is necessary to prevent the Board from taking any actions to amend the Bylaws to impose additional burdens on shareholders calling a special meeting or nominating directors or proposing business at an annual or special meeting.

Additional information concerning the Proposals is set forth under the caption “The Proposals to be Introduced at the Special Meeting.”

Q:	How many shares must be voted in favor of the Proposals to approve the Proposals?

A:

The affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting together is required to approve each Proposal. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

Q:	Who is paying for the solicitation?

A:	The expenses related directly to this consent solicitation will be borne by Hudson Executive and Hudson Executive will seek reimbursement of these costs from the Company.

Q:	Whom should you call if you have questions about the solicitation?

A:	Please call our proxy solicitor Innisfree M&A Incorporated. Shareholders call toll free at 1-888-750-5834, banks and brokers call collect at 1-212-750-5833.

BACKGROUND TO THE SOLICITATION

Hudson Executive is an investment firm that primarily seeks to identify value-oriented opportunities in the small and mid-cap U.S. public markets and to actively engage with management, boards and shareholders of portfolio companies. Hudson invested in the Company with the belief that it could work collaboratively with the Company to help return it to a strong growth profile, generate free cash flow, and create long-term sustainable value for shareholders. In early discussions, the Board and management both said they were pleased Hudson chose to invest in the Company, and that they welcomed Hudson’s active participation. It was in that spirit that Hudson repeatedly endeavored to engage with the Board over the past 10 months.

The Company last held its annual meeting of shareholders on April 26, 2018.

The following is a description of the events and circumstances, including contacts that we have had with representatives of the Company, that have preceded our decision to request that shareholders join us in calling the Special Meeting. With the benefit of hindsight, we believe that the Company delayed, deferred or rejected our suggestions and did not consider in good faith our efforts to assist the Company, to the detriment of all shareholders.

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On September 11, 2018, the Company issued a press release announcing that it will not file its Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “Annual Report”) by the September 13, 2018 due date.

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On October 2, 2018, the Company received a notice (the “Original Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because the Company had not timely filed its Annual Report. The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). Pursuant to the Original Notice, on October 30, 2018, the Company submitted to Nasdaq a plan to regain compliance (the “Compliance Plan”), and Nasdaq accepted the Compliance Plan and granted an exception pursuant to which the Company was required to file the Annual Report and the Quarterly Report with the SEC on or before March 12, 2019.

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On November 14, 2018, the Company received a notice (the “Notice”) from Nasdaq stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 (the “First Quarterly Report”), the Company was again not in compliance with the Listing Rule. The Notice also required the Company to submit to Nasdaq an update to its Compliance Plan by no later than December 3, 2018—which the Company did on December 3, 2018.

•	On January 7, 2019, Priyanka Singh resigned as Chief Financial Officer of the Company.

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On January 14, 2019, the Company disclosed the principal findings of the investigation of the Audit Committee of the Board (the “Audit Committee”) that focused principally on certain customer transactions entered into by the Company during fiscal years 2017 and 2018. In addition, the Audit Committee recommended, and the Board determined to implement splitting of the roles of Chairman and Chief Executive Officer, creation of a new Compliance Committee, creation of a new Chief Compliance Officer role, and creation of a new Chief Operating Officer role. The Board appointed Albin Moschner as non-executive Chairman and also authorized the Nominating and Corporate Governance Committee to commence a search to identify two additional independent directors to join the Board.

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On January 24, 2019, the Board appointed Glen E. Goold as the interim Chief Financial Officer of the Company. On January 28, 2019, the Company disclosed that it would conduct a search process to identify a permanent Chief Financial Officer.

•	On January 31, 2019, representatives of Hudson, which included Mr. Braunstein, Kevin Conn and Ian Harris, and representatives of the Company, which included Stephen P. Herbert, Chief Executive

Officer, Anant Agrawal, Executive Vice President of Corporate Development, and Maeve Duska, Senior Vice President of Marketing and Strategic Development and Doug Lurio, the Company’s outside general counsel, met at the Company’s headquarters in Malvern, Pennsylvania where they conducted a management due diligence session. During that meeting, the Company indicated to Hudson that it expected to shortly file all required periodic financial reports with the SEC.

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On February 6, 2019, the Company filed a Form 8-K with the SEC announcing that, RSM US LLP (“RSM”) had notified the Audit Committee of its resignation as the Company’s independent registered public accounting firm. RSM indicated in a letter, dated February 1, 2019, to the Audit Committee that, based on the totality of the information, it had concluded in its professional judgment that it could no longer rely on management representations in connection with the audit of the Company’s 2017 internal control over financial reporting and consolidated financial statements.

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On February 8, 2019, Mr. Braunstein and other Hudson representatives had a telephone call with Messrs. Herbert and Moschner, during which Messrs. Herbert and Moschner expressed their surprise that RSM had resigned as the Company’s independent registered public accounting firm. Messrs. Herbert and Moschner indicated that a Chief Financial Officer search was underway. Hudson inquired if the Company had adequate liquidity and whether the Board would be open to discussing a potential investment.

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On February 21, 2019, Mr. Braunstein sent a letter to the Board in which Hudson offered to make a direct investment of up to $50 million in the Company in the form of common equity or a preferred equity instrument, subject to mutually agreed upon terms. Hudson also offered to help identify potential operating executives and director candidates that would help the Company execute operationally and strategically.

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On February 25, 2019, Mr. Braunstein received an email from Mr. Moschner that said the Board had discussed Hudson’s letter of February 21, 2019 and asked to meet with Mr. Braunstein during the week of March 11, 2019.

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On February 26, 2019, the Company received a notice from the Staff (the “Staff”) of the Listing Qualifications Department of Nasdaq. The notice indicated that trading of the Company’s securities would be suspended from The Nasdaq Global Market and the Company’s securities would be delisted from The Nasdaq Stock Market unless the Company requested an appeal of this determination with the Nasdaq Hearings Panel (the “Panel”) by no later than March 5, 2019. The notice stated that the Staff had determined that the Company would not be in a position to file all required periodic financial reports with the SEC by the March 12, 2019 deadline previously granted by the Staff. The Company filed a timely appeal with the Panel which automatically stayed the delisting until March 20, 2019. In accordance with applicable rules, the Company also requested that the Panel further stay the delisting pending the hearing. On March 5, 2019, the Company received a letter from Nasdaq scheduling an oral hearing before the Panel for April 11, 2019, and indicating that the Panel would notify the Company by no later than March 20, 2019 whether it had granted a further stay pending the hearing.

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On March 12, 2019, Messrs. Braunstein, Conn and Harris met with Messrs. Herbert, Moschner and Joel Brooks, a member of the Board at Hudson’s New York City office. At the meeting, the representatives of Hudson provided an overview of Hudson’s business model, investment strategy and examples of how Hudson had been helpful to companies in which they had invested. Furthermore, Hudson offered to assist the Company to identify candidates for the two previously announced vacancies and file its delinquent financial reports on a timely basis. Hudson provided the names and biographies of seven board candidates who have the skills, qualifications and expertise to be valuable additions to the Board. Hudson repeated its offer to provide financing, if needed, to the Company in the form of common equity or a preferred equity investment.

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On March 26, 2019, Mr. Braunstein emailed Mr. Moschner to reiterate Hudson’s desire that USAT consider the Board candidates presented by Hudson on March 12, 2019 to fill the two Board vacancies previously announced by the Company.

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On April 8, 2019, Mr. Braunstein emailed Mr. Moschner to again encourage him to reach out to the candidates proposed by Hudson. As of the date of this Consent Statement, no candidate referred by Hudson had been contacted.

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On April 9, 2019, Mr. Braunstein and other Hudson representatives had a telephone call after the close of trading markets in New York with Mr. Moschner during which Mr. Moschner informed Mr. Braunstein and other Hudson representatives that the Company was planning to announce the appointment of two new members of the Board the following day. Mr. Moschner said that the Company would amend the Bylaws to increase the maximum size from nine to eleven members. Mr. Moschner stated that they would be looking to further strengthen the skills on the Board and would consider Hudson-designated nominees for the additional two potential vacancies. In a discussion related to the CFO and COO searches, Hudson indicated it would send Mr. Moschner the names and resumes of highly qualified candidates. Following that telephone call, Mr. Braunstein emailed Mr. Moschner resumes of potential candidates.

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On April 10, 2019, the Company announced that it had approved an amendment to the Bylaws to increase the maximum size of the Board to eleven members and had appointed three new directors; Patricia A. Oelrich, Ingrid S. Stafford and Donald W. Layden, Jr.

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On April 17, 2019, the Company received a letter from the Office of General Counsel of Nasdaq informing the Company that the Panel had granted the Company’s request for continued listing of the Company’s stock on Nasdaq. The Panel granted the Company until September 9, 2019 in order to file with the SEC its Annual Report on Form 10-K for the fiscal year ended June 30, 2018, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, its Quarterly Report on Form 10-Q for the quarter ended December 31, 2018, as well as any other periodic report that would be required to be filed with the SEC prior to such date.

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On April 18, 2019, Mr. Braunstein and other Hudson representatives had a telephone call with Mr. Moschner to encourage him to reach out to Hudson’s Board candidates to help strengthen the skills on the Board.

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On May 6, 2019, Mr. Braunstein emailed Mr. Moschner to encourage him to reach out to Hudson’s Board candidates. Mr. Moschner replied that the Board intended to add new directors in the future to strengthen the skills on the Board.

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On May 17, 2019, Mr. Braunstein had a telephone call with Mr. Herbert in which he requested a meeting with the Board. In addition, Mr. Braunstein requested to meet with management to conduct business due diligence and meet the interim Chief Financial Officer.

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On May 20, 2019, Hudson filed a Schedule 13D with the SEC disclosing an approximate 12% beneficial ownership interest in the Company. Mr. Braunstein emailed Mr. Moschner to request a meeting with the Board and to discuss next steps regarding the Company’s consideration of potential Board candidates.

•	On May 21, 2019, Mr. Moschner responded by email that it was premature to have a call regarding Board candidates.

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On May 22, 2019, the Company appointed Matthew W. McConnell as Chief Operating Officer. As of the date of this Consent Statement, no executive candidates referred by Hudson had been interviewed by the Company.

•	On May 22, 2019, Mr. Herbert scheduled a meeting with Hudson at the Company’s Malvern, Pennsylvania headquarters to conduct business due diligence and meet the new interim CFO.

•	On May 29, 2019, Mr. Braunstein and Hudson representatives had a telephone call with Messrs. Herbert and Moschner. Mr. Moschner said that the Board would not meet with Hudson.

•	On May 30, 2019, Mr. Herbert contacted Mr. Braunstein by email to cancel the business due diligence meeting previously scheduled for May 31, 2019 at the Company’s Malvern, Pennsylvania headquarters.

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On June 14, 2019, Hudson delivered a letter to the Board requesting a meeting with the full Board and for the Board to engage in formal discussions with Hudson regarding additional independent Board members. Hudson repeated its request to reschedule the previously cancelled business due diligence meeting with senior members of the Company’s management team.

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On July 2, 2019, Mr. Moschner responded in writing to Hudson’s letter of June 14, 2019 and rejected Hudson’s request for a meeting with the Board. Instead, Mr. Moschner offered to schedule a call with the Chairman and the Chair of the Nominating and Corporate Governance Committee.

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On July 10, 2019, the Company received a notice from Nasdaq stating that the Company was not in compliance with Nasdaq Listing Rules because of its failure to hold an annual meeting of shareholders within 12 months following the Company’s 2018 fiscal year.

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On July 23, 2019, representatives of Hudson met with senior members of the Company’s management team at the Company’s Malvern, Pennsylvania headquarters, approximately two months after the previously scheduled meeting. During the meeting Hudson discussed, amongst other topics, the liquidity of the Company and was informed by the Company that it had adequate financial resources and liquidity.

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On July 26, 2019, Mr. Moschner and Mr. Schoch held a telephone call with representatives of Hudson. On the call Mr. Braunstein asked for three additional independent directors identified by Hudson to be added to the Board while maintaining the existing size of the Board.

•	On August 5, 2019, Hudson filed Amendment No. 1 to its Schedule 13D disclosing that it increased its beneficial ownership interest in the Company to approximately 13.7%.

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On August 27, 2019, Mr. Braunstein sent an email to Mr. Moschner and Mr. Schoch indicating a willingness of certain Board candidates to meet in person in Philadelphia or with Mr. Schoch in San Francisco.

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On September 4, 2019, the Company disclosed that on August 30, 2019, it submitted a request to the Nasdaq Hearings Panel to grant to the Company the maximum possible exception period permitted under applicable Nasdaq rules and interpretations, or until September 23, 2019, and informed the Panel that it was unlikely that the Company will regain compliance with its periodic filing requirements by the deadline previously set for September 9, 2019.

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On September 4, 2019, Cadwalader, Wickersham & Taft LLP (“Cadwalader”), counsel to Hudson, sent a letter to the Company asking that the Company promptly notify Hudson of the schedule and agenda for the next annual meeting of shareholders and confirm that there were no requirements for a shareholder to complete a Company questionnaire or undertaking.

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On September 6, 2019, the Company received a letter from Nasdaq informing the Company that Nasdaq had granted the Company’s request to extend the exception period to September 23, 2019 for the Company to regain compliance with its periodic filing obligations.

•	On September 9, 2019, Mr. Lurio sent an email to representatives of Hudson asserting that all documents relating to nominations were publicly available. No questionnaire was provided.

•	On September 20, 2019, the Company announced that it had notified Nasdaq that it was unlikely to meet Nasdaq’s September 23, 2019 deadline to regain compliance with its periodic filing obligations.

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On September 23, 2019, Mr. Braunstein had a telephone call with Mr. Moschner. Mr. Braunstein stated that based on the failure to file the financial statements in a timely fashion (despite repeated assurances that the Company would do so) and the Company’s unwillingness to accept any assistance from Hudson, that Hudson had concluded that meaningful change was needed in Company governance and management. Hudson discussed a newly constituted board with six independent directors identified by Hudson. The new Board would select a new Chairman and initiate a search for a new Chief Executive Officer and Chief Financial Officer. Mr. Moschner informed Mr. Braunstein he would discuss the matter with the Board.

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On September 24, 2019, the Company received a letter from Nasdaq notifying the Company that as a result of the Company’s failure to regain compliance with its periodic reporting obligations by September 23, 2019, the Panel determined to delist the Company’s securities from trading on Nasdaq and suspended trading in these securities effective at the open of trading on September 26, 2019.

•	On September 27, 2019, Hudson filed Amendment No. 2 to its Schedule 13D disclosing that it increased its beneficial ownership interest in the Company to approximately 16.9%.

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On September 28, 2019, Mr. Braunstein had a call with Mr. Moschner. Mr. Moschner informed Hudson that a committee of the Board would meet with Hudson representatives on October 10, 2019, in New York City to discuss the governance changes identified during the telephone call of September 23, 2019.

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On October 9, 2019, the Company issued a press release disclosing that it had regained compliance with its periodic filing obligations. In addition, the Company disclosed that it (i) sold to Antara Capital Master Fund LP (“Antara”) 3,800,000 shares of Common Stock at a price of $5.25 per share for a total of $19,950,000 (the “Stock Sale”) and (ii) entered into a Debt Commitment Letter (the “Debt Commitment Letter”) with Antara, pursuant to which Antara committed to extend to the Company a $30 million senior secured delayed draw term loan facility. In connection with the Stock Sale, William Blair & Company, L.L.C. (“Blair”) acted as exclusive placement agent for the Company and received a cash placement fee of $1,197,000. Upon execution of the Debt Commitment Letter, the Company paid Antara a non-refundable commitment fee of $1,200,000 and paid Blair, as exclusive placement agent, an additional cash placement fee of $750,000. Finally, the Company agreed to pay up to $400,000 of Antara’s legal fees in connection with the term loan facility. The Company advised Antara that it intended to retire its existing credit facility with JPMorgan Chase Bank (“JPM”).

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On October 10, 2019, representatives of Hudson, along with Cadwalader, met with Mr. Moschner, and members of the Board, Mr. Layden, Jr. and William J. Schoch, and the Company’s legal counsel, Gibson, Dunn & Crutcher LLP (“Gibson”) at the offices of Gibson.

At the meeting, representatives of Hudson repeated their governance changes discussed on September 23, 2019 that the Board be reconstituted with a majority of Hudson-designated independent directors. In response, representatives of the Company offered to nominate Mr. Braunstein for election to the Board at the next annual meeting of shareholders and to consider nominating up to an additional two new Board members, subject to the review and approval of the Nominating and Corporate Governance Committee. In addition, they committed to hold the annual shareholder meeting within 90 days of October 10, 2019. The Company representatives made clear that they were not prepared to improve upon this offer.

In response to questions regarding the recent financings, the Board representatives of the Company also confirmed that they had not solicited financing alternatives from any long-term shareholder, did not reach out to Hudson despite Hudson’s prior offers, did not engage in discussions regarding amending the Company’s existing bank facilities with JPM and did not seek other bank funding sources. The Chairman also stated that the Company did not have an immediate need for the capital it had raised. The Board representatives informed Hudson that the decision was unanimously supported by the Board.

Hudson insisted on a change in the Chief Executive Officer role, the initiation of a search process and Hudson’s active involvement in that search process, as well as a change in leadership of the Board. The Board representatives were not prepared to engage in those discussions.

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On October 10, 2019, Hudson delivered to the Company a demand under Section 1508 of the BCL (the “Demand Letter”) to inspect and make copies or extracts from the Company’s share register, list of shareholders and other books and records related to the record and beneficial owners of the Company’s capital stock.

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On October 14, 2019, Hudson issued a press release and letter to shareholders disclosing that it had decided to nominate a slate of highly qualified, independent directors that would constitute a majority of the Company’s directors at the 2019 annual meeting of shareholders and that among other items, the new Board would seek a replacement for the existing Chief Executive Officer. Later that day, the Company issued a statement responding to Hudson’s letter to shareholders. Hudson believes the statement mischaracterized or misstated numerous items.

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On October 16, 2019, Hudson filed Amendment No. 3 to its Schedule 13D disclosing that it increased its beneficial ownership interest in the Company to approximately 16.3% (after accounting for the common equity issuance to Antara).

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On October 17, 2019, the Company announced that Stephen P. Herbert resigned as Chief Executive Officer of the Company and as a member of the Company’s Board and that the Board appointed Mr. Layden, Jr. as the interim Chief Executive Officer of the Company.

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On October 17, 2019, the Company rejected Hudson’s Demand Letter and would not provide Hudson with the requested information on the basis that Hudson Executive Capital LP was not a record holder of the Company and that the Demand Letter had stated that it was a record holder. Hudson had publicly filed its first Schedule 13D with the SEC several months earlier.

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On October 18, 2019, Hudson issued a press release which responded to the announcement of Mr. Herbert’s resignation and stated that a shareholder meeting must be called at the earliest practicable date.

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On October 18, 2019, the Board announced that it had adopted a shareholder rights plan (also known as a poison pill) and announced several changes to the Bylaws that increased the burden on shareholders nominating directors and bringing other items of business before a shareholder meeting.

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On October 18, 2019, Hudson Master Fund delivered to the Company evidence of its ownership of record of the Company’s Common Stock and a demand under Section 1508 of the BCL (the “Second Demand Letter”).

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On October 22, 2019, Mr. Layden met with Mr. Braunstein. Mr. Braunstein proposed a number of alternative approaches to reaching a mutually acceptable resolution and asked Mr. Layden to communicate those approaches to the Board and respond with the Board’s feedback by October 25, 2019. Mr. Layden informed Mr. Braunstein in a telephone call on October 25, 2019 that the Board had not considered Mr. Braunstein’s suggested approaches, and would not consider responding to Hudson in any manner until the week of November 4, 2019.

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On October 24, 2019, the Company provided Hudson with a copy of its director questionnaire. In addition, the Company stated that there had still been no determination of a date for the next annual meeting of shareholders and that the Company reserved the right to modify the form of questionnaire before the Company announced the date for the next annual meeting of shareholders.

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On October 25, 2019, Gibson, on behalf of the Company, delivered to Cadwalader a letter responding to the Second Demand Letter. The Company stated that it would make available to Hudson Master Fund a list of the shareholders of record as of a recent date. However, the Company did not believe that Hudson Master Fund was entitled to the other information requested and did not intend to provide it.

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On November 1, 2019, the Company announced that it had entered into a financing agreement (the “Financing Agreement”) with Antara, as the lender, and Cortland Capital Market Services LLC, as the administrative agent and collateral agent. Pursuant to the Financing Agreement, the Company borrowed $15 million on November 1, 2019 and, subject to the terms of the Financing Agreement, may borrow the remaining $15 million in one draw at any time during the period commencing on July 31, 2020 and terminating on April 30, 2021. Amongst other provisions, the Company agreed to a provision that a change in the majority of Board members as of October 31, 2019 would be an event of default. Upon an event of default, Antara may, in its discretion, declare all of the outstanding principal and unpaid interest due under the loan to be immediately due and payable, and exercise any other rights provided for it under the loan. Hudson believes this provision, in the face of Hudson’s announced intention to run a proxy contest, to be another example of the Board taking measures to entrench itself. Nevertheless, Hudson believes there are numerous alternatives to protect the Company and its shareholders from the Board’s actions on this matter.

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On November 4, 2019, Hudson issued a press release announcing that it intends to nominate eight highly qualified, independent director candidates for election to the Board at the Company’s annual meeting of shareholders. Hudson also filed with the SEC a Preliminary Solicitation Statement for the purpose of soliciting revocable consents from shareholders of the Company to request a Special Meeting. Later that day, the Company issued a press release responding to Hudson’s press release and filing.

•	On November 5, 2019, Hudson delivered a letter to the Board taking exception to the statements made in the Company’s press release.

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On November 8, 2019, Mr. Layden called Mr. Braunstein and stated that in response to the discussions on October 22, 2019, Mr. Layden had been authorized by the Board to engage in settlement discussions. Mr. Layden then conveyed a proposal to Mr. Braunstein.

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On November 9, 2019, Mr. Braunstein responded to Mr. Layden’s proposal by suggesting, among other items, a number of different settlement proposals including one in which the Company’s Board would initially be comprised one-half by incumbent directors and one-half by directors identified by Hudson.

•	On November 10, 2019, Mr. Layden informed Mr. Braunstein that the Board was not willing to consider a settlement along the lines discussed with Mr. Braunstein on November 9.

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On November 11, 2019, the Company issued a press release alleging that Hudson’s solicitation was invalid under the Bylaws because the Bylaws prohibit the calling of special meetings for the purpose of removing directors. The Company further announced that the Board had amended the Bylaws to provide that no special meeting may be called before the next annual meeting of the Company’s shareholders. Hudson strongly disagrees with the Company’s assertion that our solicitation is invalid. Hudson further believes that the Bylaw amendment to prevent the calling of a special meeting is illegal and invalid under Pennsylvania law and that the Company’s actions constitute an unlawful interference with shareholders’ franchise rights. Hudson is currently evaluating the legal options available to it, including bringing a legal action against the Company and its directors.

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On November 12, 2019, the Company announced that the Board had appointed Mr. Layden as Executive Chairman of the Board, Mr. Schoch as the lead independent director, and that Mr. Moschner had retired from the Board effective November 8, 2019.

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On November 12, 2019, Mr. Braunstein called Mr. Layden to discuss a potential settlement pursuant to which the Company’s Board would initially be comprised of four incumbent directors and four directors identified by Hudson. Mr. Layden would remain Chairman. The reconstituted Board would select a new Chief Executive Officer for the Company, who would become the ninth member of the Board. Following the selection of a new Chief Executive Officer, the directors identified by Hudson would comprise 4 of the 9 directors of the reconstituted Board.

•	On November 13, 2019, Mr. Layden called Mr. Braunstein to reject Mr. Braunstein’s November 12, 2019 proposal for a potential settlement.

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On November 14, 2019, Antara disclosed that the Company had agreed to amend Antara’s standstill obligations under its non-disclosure agreement with the Company relating to the Stock Sale of October 9, 2019 to allow Antara to acquire additional shares of Common Stock which, when taken together with Antara’s existing ownership, would allow Antara to acquire up to 9.9% of the issued and outstanding Common Stock. In addition, the amended non-disclosure agreement removed certain restrictions on the ability of Antara to enter into discussions with third parties regarding the Company.

THE PROPOSALS TO BE INTRODUCED AT THE SPECIAL MEETING

If we, with the support of other shareholders, are successful in obtaining sufficient shareholder support to call the Special Meeting pursuant to the Bylaws and the Special Meeting is called, we expect to present the following matters for a shareholder vote at the Special Meeting:

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Proposal 1:         “RESOLVED, that each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Company’s shareholders subsequent to October 18, 2019 and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Company’s shareholders.”

Proposal 1 would repeal all Bylaws adopted by the Board without the approval of shareholders subsequent to October 18, 2019 (which is the date of the last publicly disclosed amendment to the Company’s Bylaws) and would prevent the Board from unilaterally amending the Bylaws to nullify or delay the actions taken by, or proposed to be taken by, the shareholders pursuant to the other Proposals or to create new obstacles to the consideration of the Proposals at the Special Meeting.

The affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting together is required to approve Proposal 1. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

If Proposal 1 is approved, all amendments to the Bylaws adopted by the Board without shareholder approval subsequent to October 18, 2019 will be repealed, including the Bylaw amendments disclosed by the Company in two Form 8-K filings on November 12, 2019, which purport to prevent the calling of a special meeting before the next annual meeting of the Company’s shareholders and provide that the Chairman of the Board may also serve as the Chief Executive Officer and/or as another officer of the Company. Proposal 1, if approved, would also result in the repeal of amendments adopted after October 18, 2019 that may be aligned with the interests of the shareholders. Proposal 1, if approved, would not result in the repeal of the Bylaw amendments disclosed by the Company in the Form 8-K filed on October 18, 2019.

If Proposal 1 is approved, Section 3.03(a) of Article III of the Bylaws would be revised as follows:

(a) A special meeting of the shareholders for any purpose or purposes shall be called only by the chairman of the board of directors, the chief executive officer, or the board of directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Special meetings of the shareholders may also be called by the holders of at least 20% of the combined voting power of the then outstanding shares entitled to vote at the particular meeting; provided, however, that a special meeting may not be called by any shareholder or shareholders for the purpose of electing or removing any director or directors of the corporation. Upon request in writing sent by registered mail to the chairman of the board of directors or chief executive officer of the corporation by any shareholder or shareholders entitled to call a special meeting of the shareholders pursuant to this Section 3.03(a), the board of directors shall determine a place and time for such meeting, which time shall not be less than ninety (90) nor more than one hundred and twenty (120) days after the receipt of such request, and a record date for the determination of shareholders entitled to vote at such meeting in the manner set forth in Section 3.12 hereof. Following such receipt, it shall be the duty of the secretary of the corporation to cause notice to be given to the shareholders entitled to vote at such meeting, in the manner set forth in Section 2.03 hereof, that a meeting will be held at the time and place so determined. ~~Notwithstanding anything to the contrary in these Bylaws, a special meeting of the shareholders may not be called or otherwise requested by any shareholder or shareholders before the first annual meeting of shareholders that is held after November 8, 2019.~~

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Proposal 2:         “RESOLVED, that Section 3.03 of Article III of the Bylaws be and hereby is amended in the manner described in the Consent Statement to provide that shareholders may call a special meeting for any business that could be considered at an annual meeting, including the election and/or removal of any director or directors of the Company.”

Proposal 2 would facilitate the ability of the shareholders to hold the Board accountable by permitting shareholders to call special meetings for the purpose of electing and removing directors. Section 3.03 of Article III of the Company’s current Bylaws provides that a special meeting may not be called by any shareholder or shareholders for the purpose of electing or removing any director or directors of the Company.

The language of the proposed Bylaw amendment to Section 3.03 of Article III of the Bylaws is as follows and assumes the Bylaw amendments disclosed by the Company in two Form 8-K filings on November 12, 2019 have been repealed by the adoption of Proposal 1:

(a) A special meeting of the shareholders for any purpose or purposes shall be called only by the chairman of the board of directors, the chief executive officer, or the board of directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Special meetings of the shareholders may also be called by the holders of at least 20% of the combined voting power of the then outstanding shares entitled to vote at the particular meeting~~; provided, however, that a special meeting may not be called by any shareholder or shareholders for the purpose of electing or removing any director or directors of the corporation~~. Any business that could be considered at an annual meeting of the shareholders may be considered at a special meeting of the shareholders, including the election and/or removal of any director or directors of the corporation. Upon request in writing sent by registered mail to the chairman of the board of directors or chief executive officer of the corporation by any shareholder or shareholders entitled to call a special meeting of the shareholders pursuant to this Section 3.03(a), the board of directors shall determine a place and time for such meeting, which time shall not be less than ninety (90) nor more than one hundred and twenty (120) days after the receipt of such request, and a record date for the determination of shareholders entitled to vote at such meeting in the manner set forth in Section 3.12 hereof. Following such receipt, it shall be the duty of the secretary of the corporation to cause notice to be given to the shareholders entitled to vote at such meeting, in the manner set forth in Section 2.03 hereof, that a meeting will be held at the time and place so determined.

(b) Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the board of directors, or (2) ~~provided that the board of directors has determined that directors shall be elected at such meeting,~~ by any shareholder of the corporation who is a shareholder ~~of record~~ at the time of giving of notice provided for in this Section 3.03, who shall be entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 3.03(b). In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the shareholder’s notice in the form required by paragraph (d) of Section 3.02 of these Bylaws shall be received by the secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of (i) the 60th day prior to such special meeting, or (ii) the 10th day following the date on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. ~~Only such persons who are nominated by a shareholder in accordance with the procedures set forth in this Section 3.03 shall be eligible to be elected as a director at any special meeting.~~

(c) ~~The chairman of the special meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Section 3.03 and, if any proposed nomination is not in compliance with this Section 3.03, to declare that such defective nomination shall be disregarded.~~

Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Sections 3.03.

The affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting together is required to approve Proposal 2. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

If Proposal 2 is approved, then the shareholders of the Company may act to elect and remove directors at any time pursuant to a duly called special meeting. Proposal 2 would also remove the explicit power of the chairman to determine whether nominations are made in accordance with the Bylaws and declare nominations defective, and the explicit requirement that only nominations made in compliance with the Bylaws be considered.

We believe Proposal 2 is consistent with corporate governance best practices and needed to ensure that the Board is accountable to shareholders. If the Proposals are approved, we intend to call a subsequent special meeting to remove the following seven (7) incumbent directors: Steven D. Barnhart, Joel Brooks, Robert L. Metzger, Patricia A. Oelrich, William J. Reilly Jr., William J. Schoch and Ingrid S. Stafford, and the successors of any of them (together, the “Incumbent Directors”), and elect the eight (8) nominees identified by Hudson: Lisa P. Baird, Douglas G. Bergeron, Douglas L. Braunstein, Jacob Lamm, Michael K. Passilla, Ellen Richey, Anne M. Smalling and Shannon S. Warren (together, the “Nominees”). The current size of the Board is nine, consisting of eight directors and one vacancy. If a new director is appointed to fill the vacancy, we will seek to remove the Incumbent Directors and the newly-appointed director and elect all eight of the Nominees. If no new directors are appointed, we will seek to remove the Incumbent Directors and have the vacancy filled by a Nominee. We reserve the right to nominate less than eight of the Nominees in the event the size of the Board decreases.

•

Proposal 3:         “RESOLVED, that Section 3.03 of Article III of the Bylaws be and hereby is amended in the manner described in the Consent Statement to allow shareholders to request a special meeting to be held faster and more easily by revising provisions relating to the time, place, process and manner for special meetings, including by providing that the holders of 10% of the combined voting power of the then outstanding shares may call a special meeting, by providing that the Board shall set the date of any special meeting called at the request of the Company’s shareholders for a date not less than forty-five (45) nor more than sixty (60) days after receipt of the request and by specifying the process for the consideration of business at the special meeting and by providing the shareholders requesting the special meeting with reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting.”

Proposal 3 would allow shareholders to request a special meeting to be held faster and more easily by, among other changes, lowering the stock ownership threshold to call a special meeting, providing that the Board shall set the date of a special meeting called by shareholders for a date not less than forty-five (45) nor more than sixty (60) days after receipt of the request, specifying the process for the consideration of business at a special meeting and providing the shareholders requesting the special meeting with reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting. Section 3.03 of Article III of the Company’s current Bylaws provide that a special meeting may be called by holders of at least 20% of the combined voting power of the then outstanding shares entitled to vote, and that upon delivery of a request for a special meeting, the Company must determine a time for the meeting not less than 90 days nor more than 120 days after the receipt of such request.

The language of the proposed Bylaw amendment to Section 3.03 of Article III of the Bylaws is as follows and assumes the Bylaw amendments disclosed by the Company in two Form 8-K filings on November 12, 2019 have been repealed by the adoption of Proposal 1:

(a) A special meeting of the shareholders for any purpose or purposes ~~shall~~may be called ~~only~~ by the chairman of the board of directors, the chief executive officer, or the board of directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. In the case of a special meeting called at the request of any shareholder or shareholders pursuant to this Section 3.03(a), the corporation’s notice of meeting shall include all business proposed by such shareholder or shareholders calling a special meeting of the shareholders, shall list such business proposed by such shareholder or shareholders in the same order as set forth in the shareholder or shareholders’ request for a special meeting and such business shall be the only business considered at such special meeting (other than, in the event the meeting is called by such shareholder or shareholders for the purpose of electing one or more directors, any nominations made pursuant to Section 3.03(b)). Special meetings of the shareholders may also be called by the holders of at least ~~20%~~10% of the combined voting power of the then outstanding shares entitled to vote at the particular meeting. Any business that could be considered at an annual meeting of the shareholders may be considered at a special meeting of the shareholders, including the election and/or removal of any director or directors of the corporation. Upon request in writing sent by registered mail to the chairman of the board of directors or chief executive officer of the corporation by any shareholder or shareholders entitled to call a special meeting of the shareholders pursuant to this Section 3.03(a), the board of directors shall determine a place and time for such meeting, and shall hold such meeting~~which time shall~~ not ~~be~~ less than ~~ninety~~forty-five (~~90~~45) nor more than ~~one hundred and twenty~~sixty (~~120~~60) days after the receipt of such request, and shall set a record date for the determination of shareholders entitled to vote at such meeting in the manner set forth in Section 3.12 hereof. Following such receipt, it shall be the duty of the secretary of the corporation to cause notice to be given to the shareholders entitled to vote at such meeting, in the manner set forth in Section 2.03 hereof, that a meeting will be held at the time and place so determined, no later than five (5) business days after the date of receipt of such request.

(b) Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the board of directors, or (2) by any shareholder of the corporation who is a shareholder at the time of giving of notice provided for in this Section 3.03, who shall be entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 3.03(b). In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the shareholder’s notice in the form required by paragraph (d) of Section 3.02 of these Bylaws shall be received by the secretary at the principal executive offices of the corporation not earlier than the ~~90th~~40th day prior to such special meeting and not later than the close of business on the later of (i) the ~~60th~~20th day prior to such special meeting, or (ii) the 10th day following the date on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(c) At any special meeting of the shareholders called at the request of any shareholder or shareholders pursuant to Section 3.03(a), the agenda for such special meeting shall set forth the business proposed by such shareholder or shareholders in the order proposed in the request, and such shareholder or shareholders shall be provided with an opportunity to address the meeting and present such business for consideration before the meeting. Prior to, during, and following the special meeting, such shareholder or shareholders and their representatives shall be given reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the corporation relating to the special meeting, including the completed ballots and proxies cast at the special meeting. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Sections 3.03.

The foregoing language of the proposed Bylaw amendment to Section 3.03 of Article III of the Bylaws assumes that Proposal 2 is approved and the Bylaws are amended accordingly. If Proposal 2 is not approved, and Proposal 1 and Proposal 3 are approved, the language of the proposed Bylaw amendment to Section 3.03 of Article III of the Bylaws would instead read as follows:

(a) A special meeting of the shareholders for any purpose or purposes ~~shall~~may be called ~~only~~ by the chairman of the board of directors, the chief executive officer, or the board of directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. In the case of a special meeting called at the request of any shareholder or shareholders pursuant to this Section 3.03(a), the corporation’s notice of meeting shall include all business proposed by such shareholder or shareholders calling a special meeting of the shareholders, shall list such business proposed by such shareholder or shareholders in the same order as set forth in the shareholder or shareholders’ request for a special meeting and such business shall be the only business considered at such special meeting (other than, in the event the meeting is called by such shareholder or shareholders for the purpose of electing one or more directors, any nominations made pursuant to Section 3.03(b)). Special meetings of the shareholders may also be called by the holders of at least ~~20%~~10% of the combined voting power of the then outstanding shares entitled to vote at the particular meeting; provided, however, that a special meeting may not be called by any shareholder or shareholders for the purpose of electing or removing any director or directors of the corporation. Upon request in writing sent by registered mail to the chairman of the board of directors or chief executive officer of the corporation by any shareholder or shareholders entitled to call a special meeting of the shareholders pursuant to this Section 3.03(a), the board of directors shall determine a place and time for such meeting, and shall hold such meeting~~which time shall~~ not ~~be~~ less than ~~ninety~~forty-five (~~90~~45) nor more than ~~one hundred and twenty~~sixty (~~120~~60) days after the receipt of such request, and shall set a record date for the determination of shareholders entitled to vote at such meeting in the manner set forth in Section 3.12 hereof. Following such receipt, it shall be the duty of the secretary of the corporation to cause notice to be given to the shareholders entitled to vote at such meeting, in the manner set forth in Section 2.03 hereof, that a meeting will be held at the time and place so determined, no later than five (5) business days after the date of receipt of such request.

(b) Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the board of directors, or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any shareholder of the corporation who is a shareholder of record at the time of giving of notice provided for in this Section 3.03, who shall be entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 3.03(b). In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the shareholder’s notice in the form required by paragraph (d) of Section 3.02 of these Bylaws shall be received by the secretary at the principal executive offices of the corporation not earlier than the ~~90th~~40th day prior to such special meeting and not later than the close of business on the later of (i) the ~~60th~~20th day prior to such special meeting, or (ii) the 10th day following the date on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Only such persons who are nominated by a shareholder in accordance with the procedures set forth in this Section 3.03 shall be eligible to be elected as a director at any special meeting.

(c) At any special meeting of the shareholders called at the request of any shareholder or shareholders pursuant to Section 3.03(a), the agenda for such special meeting shall set forth the business proposed by such shareholder or shareholders in the order proposed in the request, and such shareholder or shareholders shall be provided with an opportunity to address the meeting and present such business for consideration before the meeting. Prior to, during, and following the special meeting, such shareholder or shareholders and their representatives shall be given reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the corporation relating to the special meeting, including the completed ballots and proxies cast at the special meeting. The chairman of the special meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Section 3.03 and, if any proposed nomination is not in compliance with this Section 3.03, to declare that such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Sections 3.03.

The affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting together is required to approve Proposal 3. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

If Proposal 3 is approved, any shareholder with ownership of at least 10% of the combined voting power of the then outstanding shares, which currently includes Hudson, could call a special meeting of the Company. Additionally, any special meeting called pursuant to Section 3.03(a) of Article III of the Bylaws would need to be held within not less than 45 nor more than 60 days following the Company’s receipt of the request, which may shorten the time period in which the Company would be able to prepare for the special meeting. The proposed Bylaw amendment also specifies the process for the consideration of business at the special meeting and provides the shareholders calling the special meeting with an opportunity to address the meeting and present their proposals, as well as reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting.

•

Proposal 4:         “RESOLVED, that Section 8.08 of Article VIII of the Bylaws be and hereby is amended in the manner described in the Consent Statement to provide that the Board may not alter or repeal bylaws that were properly adopted by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, adopt a bylaw that is the same or substantially similar to a bylaw that has previously been properly repealed by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, or adopt a bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting.”

Proposal 4 would prevent the Board from taking any actions, without further shareholder approval, to amend the Bylaws to attempt to nullify the effectiveness of bylaws that were previously properly adopted by the shareholders or to adopt bylaws that were previously properly repealed by shareholders. Proposal 4 would also prevent the Board from adopting bylaws that increase the burden on shareholders seeking to call a special meeting or propose business or nominate individuals for election to the Board, or vote for any matter, at an annual or special meeting. Section 8.08 of Article VIII of the Bylaws currently does not contain a provision that would prevent the Board from taking these actions.

The language of the proposed Bylaw amendment to Section 8.08 of Article VIII of the Bylaws is as follows:

These bylaws may be amended or repealed, or new bylaws may be adopted, either (i) by vote of the shareholders at any duly organized annual or special meeting of shareholders, or (ii) with respect to those matters that are not by statute committed expressly to the shareholders and subject to the following sentence~~and regardless of whether the shareholders have previously adopted or approved the bylaw being amended or repealed~~, by vote of a majority of the board of directors of the corporation in office at any regular or special meeting of directors. The board of directors shall not amend or repeal or alter any bylaws or bylaw amendments that were adopted by the shareholders and that involve a proper matter for shareholder action unless the shareholders shall approve any such amendment, repeal or alteration. The board of directors shall not adopt any bylaw that is the same or substantially similar to a bylaw that has previously been repealed by the shareholders and that involves a proper matter for shareholder action unless the shareholders shall approve any such amendment, repeal or alteration. The board of directors shall not adopt any bylaw that increases the burden on any shareholder or shareholders seeking to, or otherwise impairing the ability of any shareholder or shareholders to, (i) call a special meeting of the shareholders, (ii) propose business or nominate persons for election or reelection as a director at any annual meeting or special meeting of the shareholders, or (iii) vote for any matter or cause the election or removal of any director at an annual or special meeting of the shareholders.  Any change in these bylaws shall take effect when duly adopted unless otherwise provided in the resolution effecting the change. See Section 2.03(b) (relating to notice of action by shareholders on bylaws).

The affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock and Series A Preferred Stock voting together is required to approve Proposal 4. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock entitled to 0.1988 of a vote with any fractional vote being rounded to the nearest whole number.

If Proposal 4 is approved, the Board will not be able to adopt or repeal any amendments to bylaws properly adopted by the shareholders, even if the Board believes such amendments are in the best interests of the Company and its shareholders, unless such amendments are also approved by the Company’s shareholders. If Proposal 4 is approved, the Board will also not be able to adopt any bylaw that was previously properly repealed by shareholders, unless such adoption is also approved by the Company’s shareholders. The Board would further be prohibited from adopting any bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting. If Proposal 4 is approved, the Board will not be able to adopt bylaws that have the effect of preventing shareholders from calling a special meeting or that would result in a delay of a special meeting that is requested by shareholders.

WE STRONGLY RECOMMEND THAT YOU MARK THE ENCLOSED BLUE CONSENT FOR THE REQUEST FOR A SPECIAL MEETING OF SHAREHOLDERS.

THE SPECIAL MEETING

For the Special Meeting to be properly called in accordance with the Bylaws, a written request in favor of calling the Special Meeting must be executed and delivered to the Company by shareholders representing at least 20% of the combined voting power of the then outstanding shares entitled to vote at the Special Meeting.

Master Fund and HEC SPV IV LP, Delaware limited partnership (“SPV IV”), are each record holders of 100 shares of Common Stock. Hudson Executive, HEC Management GP LLC, Hudson Master Fund, SPV IV and Douglas L. Braunstein are the beneficial owners of 10,385,172 shares of Common Stock, constituting approximately 16.3% of the Common Stock outstanding. This percentage is based on 63,825,304 shares of outstanding Common Stock of the Company, as reported in the Company’s Form 10-Q for the fiscal quarter ended September 30, 2019. There were 445,063 shares of Series A Preferred Stock outstanding as of September 30, 3019, based on the Company’s Form 10-Q for the fiscal quarter ended September 30, 2019. Based on the Company’s Form 10-K for the fiscal year ended June 30, 2019, each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 0.1988 of a vote as of June 30, 2019, with each fractional vote being rounded to the nearest whole number. The voting rights of the Series A Preferred Stock are subject to adjustment based upon the occurrence of certain events. The Company has not disclosed any such adjustments to the Series A Preferred Stock as of date hereof. The total Common Stock and Series A Preferred Stock outstanding are entitled to cast approximately 63,913,783 votes, and based on this number of votes outstanding, BLUE Consents representing an aggregate of at least 12,796,215 votes will be required to demand the call of the Special Meeting, or at least 2,411,043 votes in addition to the 10,385,172 votes Hudson is entitled to cast through its beneficial ownership of Common Stock. Hudson intends to cast all of its shares in favor of calling the special meeting.

According to Section 3.03 of Article III of the Bylaws, after a request for a meeting has been delivered to the Chairman of the Board or the Chief Executive Officer by holders of the required percentage of the outstanding shares, the Board is required to determine a place and time for such meeting, which time shall be no less than 90 nor more than 120 days after the receipt of such request, and the secretary of the Company is required to cause notice to be given to the shareholders that such meeting will be held. If the Special Meeting is called, the record date for determining shareholders entitled to notice of, or to vote at, the Special Meeting may be fixed by the Board in accordance with Section 3.12(a) of Article III of the Bylaws. Such record date shall be not more than 90 days prior to the date of the Special Meeting. If not fixed by the Board, Section 3.12(b)(1) of Article III of the Bylaws provides that the record date shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

It is our intention to submit the request for the Special Meeting after receiving BLUE Consents from shareholders holding the requisite percentage of shares of Common Stock authorizing us to submit the request. Under Pennsylvania law, the consent to request a Special Meeting you grant us by delivering a BLUE Consent is valid for 3 years from the date it is signed (unless you revoke it before then), but we do not intend to call the Special Meeting unless we receive BLUE Consents from a sufficient number of shareholders prior to the Outside Date.

We are currently only soliciting BLUE Consents in support of the calling of the Special Meeting. If the Special Meeting is called, our current intention is to solicit votes in favor of the Proposals described above under “The Proposals to be Introduced at the Special Meeting.” We also expect to request, in our proxy solicitation relating to the Special Meeting, authority (i) to initiate and vote for proposals to recess or adjourn the Special Meeting for any reason, (ii) to oppose and vote against any other proposal to recess or adjourn the Special Meetings and (iii) to vote in our discretion on any other matters that may be brought before the Special Meeting, if there is inadequate time to obtain instruction from the persons furnishing their proxies to us for the Special Meeting.

We do not currently anticipate additional proposals on any substantive matters. Nevertheless, we reserve the right to either modify the Proposals or cause additional proposals to be identified in the notice of, and in the materials for, the Special Meeting. We are not currently aware of any other proposals that might be brought before the Special Meeting.

INFORMATION CONCERNING THE PARTICIPANTS IN THIS SOLICITATION

Hudson Executive, HEC Management GP, LLC, Hudson Master Fund, HEC SPV IV LP and Douglas L. Braunstein (the “Hudson Participants,” and together with the Nominees, the “Participants”) are participants in this consent solicitation. The principal business address of the Hudson Participants is 570 Lexington Avenue, 35th Floor, New York, NY 10022. The Nominees are also participants in this consent solicitation. The principal business addresses of the Nominees are set forth under the caption “Information Regarding the Nominees.”

As of November 15, 2019, the amount of each class of securities of the Company beneficially owned by each of the Participants in this solicitation is as follows:

	Ownership of Company Common Stock	Percent of Class (1)
Lisa P. Baird	0	0%
Douglas G. Bergeron	0	0%
Douglas L. Braunstein	10,385,172 (2)	16.3%
HEC Management GP LLC	10,385,172 (2)	16.3%
HEC Master Fund LP	10,385,172 (2)	16.3%
HEC SPV IV LP	10,385,172 (2)	16.3%
Hudson Executive Capital LP	10,385,172 (2)	16.3%
Jacob Lamm	0	0%
Michael K. Passilla	0	0%
Ellen Richey	0	0%
Anne M. Smalling	0	0%
Shannon S. Warren	0	0%

(1)	This percentage is based on 63,825,304 shares of outstanding Common Stock of the Company, as reported in the Company’s Form 10-Q for the fiscal quarter ended September 30, 2019.

(2)	The total number of shares beneficially owned by the Hudson Participants includes 7,644,117 shares owned by Hudson Master Fund and 2,741,055 shares owned by HEC SPV IV LP.

Hudson Participants

Hudson Executive is an SEC-registered investment advisor to certain affiliated investment funds. Hudson Executive’s principal business is to serve as investment advisor to certain affiliated investment funds.

HEC Management GP LLC, a Delaware limited liability company (“Management GP”), has the principal business of serving as the general partner of Hudson Executive.

The principal occupation of Mr. Braunstein is to serve as the Managing Partner of Hudson Executive and the Managing Member of Management GP.

Master Fund’s principal business is investing in securities.

SPV IV’s principal business is purchasing certain securities of the Company.

Hudson Executive, as the investment adviser to Hudson Master Fund and SPV IV (together, the “HEC Funds”), shares power to vote or direct the vote of (and shares power to dispose or direct the disposition of) the shares held by the HEC Funds.

Management GP, as the general partner of Hudson Executive, shares power to vote or direct the vote of (and shares power to dispose or direct the disposition of) the shares held by the HEC Funds.

By virtue of his role with respect to Hudson Executive and Management GP, Mr. Braunstein shares power to vote or direct the vote of (and shares power to dispose or direct the disposition of) the shares held by the HEC Funds and, therefore, each of Mr. Braunstein, Management GP and Hudson Executive is a beneficial owner of the shares held by the HEC Funds.

Nominees

Each of the Nominees may be deemed “Participants” under SEC rules in this solicitation. The name and present principal occupation or employment of each Nominee is set forth under the caption “Information Regarding the Nominees.”

As of the date hereof, Mr. Bergeron does not own, beneficially or of record, any shares of Common Stock or Series A Preferred Stock. Mr. Bergeron has indirect interests in one or more of the HEC Funds, which own, beneficially or of record, 10,385,172 shares of Common Stock of the Company as of the date hereof. In addition, Mr. Bergeron is one of Hudson Executive’s “CEO Partners” and serves as an advisor to Hudson Executive. Mr. Bergeron has a 0.5% interest in HEC Management GP LLC, the general partner of Hudson Executive. As of the date hereof, Mr. Bergeron has not engaged in any transactions in securities of the Company during the past two (2) years.

As of the date hereof, Ms. Smalling does not own, beneficially or of record, any shares of Common Stock or Series A Preferred Stock. Ms. Smalling has indirect interests in one or more of the HEC Funds, which own, beneficially or of record, 10,385,172 shares of Common Stock of the Company as of the date hereof. As of the date hereof, Ms. Smalling has not engaged in any transactions in securities of the Company during the past two (2) years.

Transactions in Securities of the Company

As of November 15, 2019, the Hudson Participants have sold 5,300 FLEX European-style put options (with each contract having a 100 multiplier) with a strike price of $7.00 and exercisable on March 20, 2020. The put options sold by the Hudson Participants permit the counterparty thereto to require the Hudson Participants to acquire shares of Common Stock if exercised.

As reflected in more detail in Annex I, within the past year, certain of the Hudson Participants have been party to various listed American style, FLEX European-style and over-the-counter European-style put options providing the right to sell shares of Common Stock (which, were both sold and bought by the relevant Hudson Participant, and which permitted the counterparty thereto to sell and required the relevant Hudson Participant to acquire such shares of Common Stock if exercised and vice versa), with strike price of $5.00 and expiration date of March 15, 2019, strike price of $5.00 and exercisable on June 21, 2019, strike price of $7.00 and exercisable on March 20, 2020, and strike price of $9.00 and exercisable on January 17, 2020. Also, within the past year, certain of the Hudson Participants have been party to various European-style listed call options providing the right to purchase shares of Common Stock (which, were both bought and sold by the relevant Hudson Participant, and which required the counterparty thereto to sell and permitted the relevant Hudson Participant to acquire such shares of Common Stock when exercised and vice versa) with strike price of $10.00 and exercisable on June 21, 2019 and strike price of $10 and exercisable on January 17, 2020. These contracts are no longer in effect.

For information regarding purchases and sales of securities of the Company during the past two years by the Participants, please refer to Annex I. Except as set forth on Annex I, there have been no purchases or sales in the securities of the Company in the past two years by the Participants.

Additional Information Regarding the Participants

Except as set forth in this Consent Statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which directors may be elected at the Special Meeting, has special interests, direct or indirect, by securities holdings or otherwise in any matter to be acted upon as set forth in this Consent Statement. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

INFORMATION CONCERNING THE COMPANY

The Company is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document the Company files at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s SEC filings are also available to the public at the SEC’s website at www.sec.gov.

The mailing address of the Company is 100 Deerfield Lane, Suite 300, Malvern, PA 19355.

Except as otherwise noted in this Consent Statement, the information in this Consent Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. We do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements in public documents and records that were not prepared by or on behalf of the Participants, or for any failure of the Company to disclose in its public documents and records any events that may affect the significance or accuracy of the information contained herein. For information regarding the security ownership of certain beneficial owners and executives of the Company, see Annex II.

INFORMATION REGARDING THE NOMINEES

If we succeed in calling the Special Meeting, we expect to solicit proxies to vote in support of each of the Proposals at the Special Meeting. If the Proposals are approved, we intend to call a subsequent special meeting to remove the following seven (7) incumbent directors: Steven D. Barnhart, Joel Brooks, Robert L. Metzger, Patricia A. Oelrich, William J. Reilly Jr., William J. Schoch and Ingrid S. Stafford, and the successors of any of them (together, the “Incumbent Directors”), and elect the eight (8) nominees identified by Hudson: Lisa P. Baird, Douglas G. Bergeron, Douglas L. Braunstein, Jacob Lamm, Michael K. Passilla, Ellen Richey, Anne M. Smalling and Shannon S. Warren (together, the “Nominees”). The current size of the Board is nine, consisting of eight directors and one vacancy. If a new director is appointed to fill the vacancy, we will seek to remove the Incumbent Directors and the newly-appointed director and elect all eight of the Nominees. If no new directors are appointed, we will seek to remove the Incumbent Directors and have the vacancy filled by a Nominee. We reserve the right to nominate less than eight of the Nominees in the event the size of the Board decreases. Hudson also reserves the right to request the appointment or election of substitute persons for any of the Nominees named herein. The information herein regarding a particular Nominee has been furnished to Hudson by such Nominee.

Name; Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
Lisa P. Baird Business Address: 160 Varick Street, New York, NY 10013	58

Lisa P. Baird is currently the Chief Marketing Officer for New York Public Radio (NYPR), America’s most listened-to public radio station and a leading podcast producer, where she oversees marketing, membership, sponsorship and communications. From 2009 to 2018, Ms. Baird served as Chief Marketing Officer of the United States Olympic and Paralympic Committee (USOPC), the 501(c)(3) tasked with stewarding the Olympic Movement in the U.S. In this role, she oversaw marketing, media and revenue supporting US national governing bodies and the Olympic and Paralympic Teams. Ms. Baird has extensive experience in branding, development and marketing for several Fortune 50 companies, including IBM, General Motors, Warner-Lambert Company, Bristol-Myers Squibb Company, Johnson & Johnson Consumer Products, and the Procter & Gamble Company. She currently serves as a Director on the Board of Elite Sportswear, L.P., a global leader in gymnastics, swim and spirit competition apparel, and Soundview Paper Company, LLC, a consumer paper products company.

Ms. Baird earned an A.B. in English from Penn State University (1982) where she also earned an MBA from The Smeal College of Business (1984).

Ms. Baird has strong marketing and operating experience and a proven record of creating, building, enhancing and leading well-known brands as a result of the leadership positions she has held.

Douglas G. Bergeron Business Address: 265 Lytton Avenue, Palo Alto, CA 94301	58

Douglas G. Bergeron has served as the founder and sole shareholder of DGB Investment, Inc., a diversified holding company of technology investments, since 2002. In 2001, he led the acquisition of VeriFone Systems, Inc. (Verifone), a company that provides technology for electronic payment transactions at the point-of-sale, from Hewlett-Packard. In 2002, Mr. Bergeron, as Chief Executive Officer of Verifone, partnered with GTCR, a private equity firm, and grew VeriFone into a multi-national company with an enterprise value exceeding $4 billion by 2013, when he left the company. Since 2013, Mr. Bergeron has served as Chairman of the Board of Opus, a leading provider of SaaS-based compliance solutions. In 2016, Mr. Bergeron joined the Board of Directors of United Language Group, a translation, localization and interpreting providers. In 2017, Mr. Bergeron became Chairman of the Board of the Directors of Nyotron, a cyber security software

Name; Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History

company. Mr. Bergeron is a member of the Board of Directors of Pipeworks Studios, a consumer and commercial games studio, since 2018, and of Renters Warehouse, an online exchange for occupied and performing single family rentals, since 2015. Mr. Bergeron serves as an investor and advisor to Blend, Inc., a consumer finance automation company.

Mr. Bergeron holds an Honours B.A. in Computer Science from York University in Toronto (1983) and a Masters of Science in Systems Management from the University of Southern California in Los Angeles (1987). In 2013, he was awarded an Honorary Doctorate of Laws (LLD) from York University.

Mr. Bergeron draws on his experience as a chief executive officer, turnaround specialist and private equity investor. Additionally, through his experience in the payments industry and in a broad range of industries, Mr. Bergeron will provide the Board with valuable insight regarding the financial and strategic aspects of the Company’s business.

Douglas L. Braunstein Business Address: 570 Lexington Avenue, 35th Floor, New York, NY 10022	58

Douglas L. Braunstein has served as the Founder and Managing Partner of Hudson Executive, an investment firm that seeks to identify value-oriented opportunities in the small/mid-cap U.S. public markets, since January 2015. Mr. Braunstein has over 30 years of industry experience and held a variety of positions during his tenure at JPMorgan Chase & Co. (JPMorgan), an investment bank and financial services holding company, which included Chief Financial Officer until December 2012, and member of the company’s Operating Committee as well as Vice Chairman since January 2013. Prior to that, he was also Head of JPMorgan’s Americas Investment Banking and Global M&A departments from 2008 to 2010, and Global Head of Industry Coverage from 2002 to 2007. He served as a member of JPMorgan’s Executive Committee and the Investment Bank Management Committee for over a decade. Mr. Braunstein has been an advisor to numerous boards and management teams in the planning, structuring and implementation of the full range of corporate finance solutions. He has worked on over $1 trillion in transactions. He currently serves on the Board of Directors of Cardtronics plc, which provides automated consumer financial services, and Eagle Pharmaceuticals, Inc., a specialty pharmaceutical company focused on developing and commercializing injectable products, primarily in the critical care and oncology areas. Mr. Braunstein was previously a member of the Board of Directors of Corindus Vascular Robotics, Inc., a company focused on using remote control and robotics to move coronary guidewires and balloon/stent catheters, before its sale to Siemens Healthineers AG.

Mr. Braunstein received his B.S. from Cornell University in 1983 and his J.D. from Harvard Law School in 1986.

Mr. Braunstein’s extensive executive experience and background in investment strategy and banking as well as his strong financial background makes him well qualified to serve as a director.

Jacob Lamm Business Address: 1341 E 3rd St, Brooklyn, NY 11230	55

Jacob Lamm is founder and president of Enterik Advisory LLC, providing executive and board level consulting services with a focus on organic and inorganic growth strategies. He previously served as Executive Vice President of CA Technologies, a provider of information technology management software and solutions, from 2009 to 2019, where he was responsible for

Name; Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History

corporate strategy, M&A, venture investing, strategic alliances, and new business incubation. Prior to joining CA, he co-founded and served as CTO of Professional Help Desk, a provider of Service Management software that was acquired by CA. Additionally, Mr. Lamm has served as a director of both private and non-profit organizations, serving as a director for the Long Island High Technology Incubator, the New York State Smart Grid Consortium and Watermark Medical Inc., a medical technology company focused on remote diagnostic testing, therapy and patient follow-up, the latter from 2010 to 2018.

Mr. Lamm earned a B.S. in computer information science from the City University of New York – Brooklyn College.

Mr. Lamm’s more than 25 years of experience in information technology software and infrastructure would make him a valuable member of the Board.

Michael K. Passilla Business Address: 4070 Brixham Way, Alpharetta, GA 30022	52

Michael Passilla has served as Vice Chairman at Chase Merchant Services. the global payment processing division of JPMorgan Chase & Co, from 2016 to 2018. Prior to that, he was the Chief Executive Officer of Chase Merchant Services from 2013 to 2016. Mr. Passilla was the Chief Executive Officer and President of Elavon, Inc., a global payments processing firm, from 2010 to 2013. Mr. Passilla has been a member of the Board of Directors of Priority Technology Holdings, Inc., an IT service management company, since 2019.

Mr. Passilla earned a BBA from the University of Notre Dame and earned an MBA from The J.L. Kellogg Graduate School of Management at Northwestern University.

Mr. Passilla’s extensive industry experience would make him a valuable member of the Board.

Ellen Richey Business Address: c/o Hudson Executive Capital, LP, 570 Lexington Avenue, 35th Floor, New York, NY 10022	70

Ellen Richey served as Vice Chairman of Risk and Public Policy of Visa Inc. (Visa), a global payments technology company, from 2014 to 2019, and as Chief Risk Officer from 2017 to 2019. In such roles, Ms. Richey oversaw risk management, including enterprise risk, settlement risk, operational resilience, internal audit, and risks to the integrity of the broader payments ecosystem, and served as a member of Visa’s senior executive committee. During 2014, Ms. Richey concurrently served as Chief Legal Officer, assuming responsibility for the legal function in addition to her risk responsibilities. From 2007 to 2013, Ms. Richey served as Executive Vice President and Chief Enterprise Risk Officer. In that role, she was responsible for oversight of Visa’s compliance, audit and risk teams, including payment system risk, settlement risk and enterprise risk.

Ms. Richey earned a B.A. in Linguistics and Far Eastern Languages from Harvard University (1970) and a J.D. from Stanford University (1977), and served as a law clerk for Associate Justice Lewis F. Powell, Jr. of the United States Supreme Court, from 1979 to 1980.

Ms. Richey’s extensive experience in the payments industry and in risk management, compliance and audit would make her a valuable member of the Board.

Name; Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History

Anne M. Smalling Business Address: 12211 Technology Boulevard., Austin, TX 78727	54

Anne M. Smalling has served as President and Managing Partner of HM International, LLC (HMI), a privately-held business that acquires undervalued assets and builds a steady trajectory of worth since 1999. As President and Managing Partner, Ms. Smalling provides oversight and supervision of the operating businesses in their succession, strategic planning, financing, acquisition and divestitures and major capital expenditures. Ms. Smalling currently serves as the Chair of the Boards of Directors of Quality Sausage Company, LLC, which is a leader in custom/proprietary pre-cooked meats and pepperoni supplying products to industrial and foodservice customers, since 2014, and American Innovations, a provider of compliance solutions to oil and gas pipelines thru an integrated family of hardware, software and professional services, since 2004. She also serves on the Boards of Directors of Igasamex, S. de R.L. de C.V., a developer of private natural gas distribution systems in Mexico, since 1995, Garrison Brothers, a bourbon distillery, since 2013, and rateGenius, Inc., a multi-state, web-based loan brokerage company, since 1999. She formerly served as Chairman of Windsor Quality Food Company, a leader in frozen food manufacturing for consumers and foodservice, from 2004 to 2014.

Ms. Smalling earned a B.S. in Developmental Psychology from Cornell University (1987) and an MBA from Harvard Business School (1992).

Ms. Smalling’s operational expertise and experience in strategic planning and financing, in a broad range of industries, would make her a valuable member of the Board.

Shannon S. Warren Business Address: c/o Hudson Executive Capital, LP, 570 Lexington Avenue, 35th Floor, New York, NY 10022	49

Shannon S. Warren currently is the owner and principal of SSW Consulting LLC, providing risk and finance advisory services, since 2019. Ms. Warren was the Chief Control Officer of JPMorgan Chase & Co. (JPM), a global financial services firm, from 2012 to 2016. In this role, she established the Oversight and Control function, designed the framework for the identification and management of operational risk in all products and services offered by JPM, implemented more comprehensive operational risk management technology and managed supervisory regulatory relationships globally. Prior to this role, Ms. Warren was the Corporate Controller and held several additional finance roles at JPM since joining in 2000, and has expertise with accounting and financial reporting matters.

Ms. Warren is a graduate of the University of Michigan and is a Certified Public Accountant (inactive).

Ms. Warren has over 20 years of experience in banking, audit and consulting services that would make her a valuable member of the Board.

Each Nominee named herein is independent under the Board’s independence guidelines, the applicable rules of Nasdaq, and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Exchange Act.

None of the Nominees has any position or office with the Company, and no occupation or employment with which the Nominees have been involved, during the past five years, was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. None of the Nominees has ever served on the Board. There exist no family relationships between any Nominee and any director or executive officer of the Company.

Each Nominee has consented to be named in this Consent Statement and to serve as a director of the Company, if elected. If these Nominees are elected, they have indicated that they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If elected, each Nominee would serve as a director until the Company’s annual meeting in 2019 and until a successor has been duly elected.

Hudson does not intend to compensate the Nominees in connection with their nomination. If elected, the Nominees will be entitled to such compensation from the Company as may be determined by the Company for non-employee directors, and which is described in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 2, 2018 for its 2018 annual meeting (the “Company Proxy Statement”). We expect that, if elected, the Nominees will be indemnified for service as a director of the Company to the same extent indemnification is provided to the current directors of the Company and that the Nominees will be covered by the Company’s director and officer liability insurance, if any.

In connection with the Nomination, Hudson Executive has entered into an Indemnification Agreement with each of the Nominees (the “Nominee Indemnification Agreements” and each a “Nominee Indemnification Agreement”), pursuant to which each Nominee has agreed, among other things, to be a member of Hudson’s slate of nominees (the “Slate”) to be proposed by Hudson for election to the Board and to be named in Hudson’s proxy soliciting materials related to the Special Meeting and to serve as a director of the Company if elected. Pursuant to the Indemnification Agreements, Hudson Executive has agreed to indemnify each Nominee against any losses suffered, incurred or sustained by such Nominee in connection with such Nominee’s being a member of the Slate or the solicitation of proxies in connection therewith. Hudson Executive has further agreed to reimburse each Nominee for reasonable, documented, out-of-pocket expenses incurred as a result of such Nominee’s being a member of the Slate, including, without limitation, travel expenses and expenses in connection with legal counsel retained to represent such Nominee in connection with being a member of the Slate.

Information regarding the amount of each class of securities of the Company beneficially owned by the Participants in this solicitation and certain other matters is set forth in the section of the Consent Statement titled “Information Concerning the Participants in this Solicitation.” Except as set forth in this Consent Statement, the Nominees do not own any shares of capital stock or other securities of the Company. Information regarding purchases and sales in the securities of the Company effected during the past two years by Participants in this solicitation is set forth in Annex I attached to this Consent Statement. Except as set forth in Annex I, there have been no purchases and sales in the securities of the Company in the past two years by the Nominees.

Other than as disclosed herein, there are no agreements, arrangements or understandings between the Nominees and Hudson or any other person or persons with respect to the nomination of the Nominees.

Neither the Nominees nor any of their respective associates are party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding, and there is no event that occurred during the past ten years with respect to the Nominees that is required to be described under 401(f) of Regulation S-K.

CONSENT PROCEDURES

Hudson Master Fund is making this solicitation of the Company’s shareholders to request that the Company call a Special Meeting in accordance with the Bylaws and as described in this Consent Statement. By executing a BLUE Consent and authorizing Hudson Master Fund to call the Special Meeting, shareholders will be authorizing us (i) to submit the Special Meeting Request Form on their behalf and (ii) if determined by Hudson Master Fund in its discretion, to withdraw the request for the Special Meeting after it has been submitted to the Company. Under the Bylaws, the record date for determining shareholders entitled to call a special meeting will be the close of business on the day on which the first written consent for a special meeting is filed with the Secretary of the Company.

A failure to return a BLUE Consent authorizing us to call the Special Meeting will have the same effect as opposing the call for a Special Meeting.

If your shares of Common Stock or Series A Preferred Stock are registered in your own name, please sign, date and mail the enclosed BLUE Consent to Innisfree M&A Incorporated (“Innisfree”) in the postage-paid envelope provided.

If any of your shares of Common Stock or Series A Preferred Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only the brokerage firm, bank, bank nominee or other institution can execute a BLUE Consent for your shares and will do so only upon receipt of specific instructions from you. Accordingly, please contact the person responsible for your account and give instructions for a written request to be signed representing your shares of Common Stock or Series A Preferred Stock or follow the instructions on the voting instruction form that may have been sent to you by your brokerage firm, bank, nominee or other institution together with this Consent Statement.

On November 11, 2019, the Company issued a press release alleging that Hudson’s solicitation was invalid under the Bylaws because the Bylaws prohibit the calling of special meetings for the purpose of removing directors. The Company further announced that the Board had amended the Bylaws so that no special meeting may be called before the next annual meeting of the Company’s shareholders.

Hudson strongly disagrees with the Company’s assertion that our solicitation is invalid. Hudson believes that the Company is mischaracterizing our solicitation by stating that we are seeking to call a special meeting to remove directors. We are soliciting consents to request a special meeting to consider certain amendments to the Bylaws. The removal of directors will not be considered at the special meeting.

Hudson further believes that the Bylaw amendment to prevent the calling of a special meeting is illegal and invalid under Pennsylvania law and that the Company’s actions constitute an unlawful interference with shareholders’ franchise rights. Hudson is currently evaluating the legal options available to it, including bringing a legal action against the Company and its directors.

Given the Company’s actions to date, there is a risk that the Company will not recognize properly executed consents delivered by shareholders and will refuse to call the Special Meeting even if the requisite consents are delivered, and accordingly, Hudson may choose to delay the delivery of any Special Meeting request to the Company. Any legal question surrounding the validity of such consents may ultimately be determined in a court of competent jurisdiction.

The BLUE Consents to call the Special Meeting will not grant us the power to vote your shares of Common Stock or Series A Preferred Stock at the Special Meeting and will not commit you to cast any vote in favor or against any proposal to be brought before the Special Meeting. To vote on the matters to be brought before the Special Meeting, you must vote by proxy or in person at the Special Meeting.

Revocation

You may revoke your BLUE Consent at any time prior to the date on which we deliver the Special Meeting Request Form to the Company by delivering a written revocation to us, care of Innisfree, 501 Madison Avenue, 20th Floor, New York, NY 10022 or by submitting a later-dated consent authorization to the Company. Such a revocation must clearly state that your BLUE Consent is no longer effective. Any revocation of a BLUE Consent will not affect any action taken by us pursuant to the BLUE Consent prior to such revocation. Although a revocation is also effective if delivered to the Secretary of the Company or to such other recipient as the Company may designate as its agent, we request that either the original or a copy of all revocations be mailed, faxed or e-mailed to us, care of Innisfree, so that we will be aware of all revocations and can more accurately determine if and when enough BLUE Consents have been received from shareholders.

By completing and returning the BLUE Consent, you will be agreeing to inform us if you dispose of any of your shares of Common Stock or Series A Preferred Stock with respect to which you are furnishing the BLUE Consent prior to the Outside Date, which is the date by which we intend to submit the Special Meeting Request Form to the Company, assuming that we have received the BLUE Consent from holders of a sufficient number of shares to satisfy the requirements of the Bylaws in order to call the meeting. By completing and returning the BLUE Consent you will not be entering into any agreement with us to hold or dispose of your shares, which you are free to do in your sole discretion. However, if you do dispose of your shares prior to the Outside Date, you will be deemed to have revoked your BLUE Consent to the extent of the shares that you dispose of. If you do not inform us that you have disposed of any shares with respect to which you furnished the BLUE Consent, we will assume that you continue to own those shares at least through the Outside Date.

EXPENSES

Hudson Executive has retained Innisfree to act as our Information Agent in connection with this consent solicitation. Innisfree has agreed in that capacity to provide consulting and analytical services and solicitation services with respect to banks, brokers, institutional investors and individual shareholders. Hudson Executive has agreed to pay Innisfree an initial fee for its services estimated to be not more than $25,000 and to reimburse Innisfree for its reasonable out-of-pocket expenses. Hudson Executive also has agreed to indemnify Innisfree against certain liabilities and expenses in connection with this consent solicitation, including liabilities under the federal securities laws. Approximately 20 employees of Innisfree will engage in the solicitation. Consents may be solicited by mail, advertisement, telephone, facsimile or in person. Solicitations may also be made by persons employed by or affiliated with Hudson. However, no such person will receive additional compensation for such solicitation.

Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the solicitation materials to the beneficial owners of USAT shares which they hold of record, and Hudson will reimburse them for their reasonable out-of-pocket expenses.

The expenses related directly to this consent solicitation are expected to be approximately $1,000,000 in the aggregate and will be borne by Hudson Executive. These expenses include fees and expenses for attorneys, proxy solicitors, printing, postage, filing expenses and other costs incidental to the solicitation. Of this estimated amount, approximately $500,000 has been spent to date. The actual costs and expenses could be materially different than the estimated amounts.

The purpose of the proposals in this Consent Statement is to advance the interests of all the Company’s shareholders. Therefore, Hudson believes that its expenses related to this consent solicitation should be borne by the Company and it intends to seek reimbursement of such expenses from the Company whether or not this consent solicitation is successful. The question of reimbursement of the expenses of Hudson by the Company will not be submitted to a shareholder vote.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

The Company has not held its annual meeting of shareholders since April 26, 2018.

Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement for its annual meeting of shareholders must typically be received at the principal offices of the Company not less than 120 days prior to the first anniversary of the mailing date of the proxy statement. However, since the date of the 2019 annual meeting of shareholders has changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the Company begins to print and send its proxy materials.

The Bylaws provide that, in order to be properly brought before an annual meeting, a shareholder’s notice of a matter that the shareholder wishes to present (other than a matter brought pursuant to Rule 14a-8 promulgated under the Exchange Act), as well as any director nominations, must be received by the Secretary of the Company not less than 60 nor more than 90 days before the first anniversary of the date of the previous annual meeting. The Bylaws also provide that if the annual meeting date occurs more than 30 days before or 60 days after the first anniversary of the previous annual meeting, the Company must receive proposals not earlier than the close of business on the 90th day prior to the date of the annual meeting and not later than the close of business on the later of: (i) the 60th day prior to the date of the annual meeting; or (ii) the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting.

CONCLUSION

We hope you share our view that change at the Board level is required if shareholders are to realize value from their investments in the Company. Calling the Special Meeting is the first step in effecting what we believe is a long overdue change.

Your support is important. Please sign, date and mail the enclosed BLUE request card as soon as possible in the enclosed postage-paid envelope. If your shares of Common Stock or Series A Preferred Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can sign a written request with respect to your Common Stock or Series A Preferred Stock. Accordingly, please contact the person responsible for your account and give instructions for a written request to be signed representing your shares of Common Stock or Series A Preferred Stock.

If you have any questions about this consent solicitation or voting your shares or require assistance, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York NY 10022

Shareholders call toll-free: 1-888-750-5834

Banks and Brokers call collect: 1-212-750-5833

We thank you for in advance for your support.

ANNEX I

Transactions in Securities of the Company During the Past Two Years

HEC Master Fund LP

Trade Date	Buy/Sell	Trade Quantity	Security Description
09/12/2018	Buy	150,000	Common Stock[1]
09/14/2018	Buy	97,000	Common Stock[1]
09/17/2018	Buy	70,616	Common Stock[1]
09/19/2018	Buy	118,000	Common Stock[1]
09/20/2018	Buy	3,000	Common Stock[1]
09/21/2018	Buy	269,000	Common Stock[1]
09/28/2018	Buy	143,000	Common Stock[1]
11/09/2018	Buy	620,000	Common Stock
11/09/2018	Buy	6,200	Put Option; Strike $5; Exp. 3/15/2019
11/16/2018	Buy	162,623	Common Stock
11/16/2018	Buy	12,400	Common Stock
11/19/2018	Buy	125,350	Common Stock
11/19/2018	Buy	199,627	Common Stock
11/20/2018	Buy	100,000	Common Stock
11/21/2018	Buy	8,506	FLEX European Put Option; Strike $5; Exp. 6/21/2019
11/21/2018	Sell[2]	(8,506)	FLEX European Call Option; Strike $10; Exp. 6/21/2019
11/21/2018	Buy	850,600	Common Stock
12/27/2018	Sell	(850,616)	Common Stock
12/27/2018	Buy[3]	8,506	FLEX European Call Option; Strike $10; Exp. 6/21/2019
12/27/2018	Sell	(8,506)	FLEX European Put Option; Strike $5; Exp. 6/21/2019
01/25/2019	Sell	(6,200)	Put Option; Strike $5; Exp. 3/15/2019
01/28/2019	Buy	44,400	Common Stock
01/28/2019	Buy	83,100	Common Stock
01/28/2019	Buy	8,400	Common Stock
01/29/2019	Buy	65,000	Common Stock
01/29/2019	Buy	18,300	Common Stock
01/29/2019	Buy	50,000	Common Stock
01/30/2019	Buy	5,000	Common Stock
01/30/2019	Buy	90,000	Common Stock
01/30/2019	Buy	50,000	Common Stock
01/31/2019	Buy	1,900	Common Stock
02/01/2019	Buy	77,140	Common Stock
02/01/2019	Buy	100,000	Common Stock
02/01/2019	Buy	10,000	Common Stock
02/04/2019	Buy	10,000	Common Stock
02/04/2019	Buy	25,000	Common Stock
02/08/2019	Buy	90,000	Common Stock
02/08/2019	Buy	150,000	Common Stock
03/22/2019	Sell[4]	(4,970)	OTC European Put Option; Strike $9; Exp. 1/17/2020
03/25/2019	Sell[4]	(2,360)	OTC European Put Option; Strike $9; Exp. 1/17/2020
03/26/2019	Sell[4]	(2,243)	OTC European Put Option; Strike $9; Exp. 1/17/2020
03/27/2019	Sell[4]	(2,103)	OTC European Put Option; Strike $9; Exp. 1/17/2020
03/28/2019	Sell[4]	(1,316)	OTC European Put Option; Strike $9; Exp. 1/17/2020
03/29/2019	Sell[4]	(684)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/01/2019	Sell[4]	(719)	OTC European Put Option; Strike $9; Exp. 1/17/2020

Trade Date	Buy/Sell	Trade Quantity	Security Description
04/02/2019	Sell[4]	(1,733)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/03/2019	Sell[4]	(293)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/05/2019	Sell[4]	(666)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/10/2019	Sell[4]	(31)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/11/2019	Sell[4]	(301)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/12/2019	Sell[4]	(633)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/15/2019	Sell[4]	(134)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/16/2019	Sell[4]	(12)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/18/2019	Sell[4]	(78)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/22/2019	Sell[4]	(1,368)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/23/2019	Sell[4]	(934)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/24/2019	Sell[4]	(564)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/25/2019	Sell[4]	(1,218)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/26/2019	Sell[4]	(1,427)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/29/2019	Sell[4]	(116)	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/02/2019	Sell[4]	(949)	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/03/2019	Sell[4]	(206)	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/07/2019	Sell[4]	(4,548)	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/08/2019	Buy	1,894,784	Common Stock
05/08/2019	Buy[5]	29,606	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/16/2019	Buy	625,000	Common Stock
05/16/2019	Sell[2]	(6,250)	FLEX European Call Option; Strike $10; Exp. 1/17/2020
08/01/2019	Buy	180	Common Stock
08/01/2019	Buy	714,300	Common Stock
08/05/2019	Sell[4]	(5,300)	FLEX European Put Option; Strike $7; Exp. 3/20/2020
09/19/2019	Buy[3]	6,250	FLEX European Call Option; Strike $10; Exp. 1/17/2020
09/23/2019	Buy	87,240	Common Stock
09/23/2019	Buy	16,866	Common Stock
09/24/2019	Buy	13,264	Common Stock
09/25/2019	Buy	63,667	Common Stock
09/25/2019	Buy	132,640	Common Stock
09/25/2019	Buy	119,376	Common Stock
09/25/2019	Buy	66,320	Common Stock
09/25/2019	Buy	99,480	Common Stock
09/25/2019	Buy	66,320	Common Stock
09/25/2019	Buy	99,480	Common Stock
09/25/2019	Buy	132,640	Common Stock
09/26/2019	Buy	135,956	Common Stock
09/26/2019	Buy	132,640	Common Stock
09/26/2019	Buy	66,320	Common Stock
09/26/2019	Buy	66,320	Common Stock
10/14/2019	Buy	53,056	Common Stock
10/16/2019	Buy	109,428	Common Stock

[1]	Physically settled total return equity swap. Exercised on October 16, 2018.
[2]	The call options permit the counterparty thereto to require HEC Master Fund LP to sell shares of Common Stock to the counterparty if exercised.
[3]	Order executed by HEC Master Fund LP to close out the outstanding call option.
[4]	The put options permit the counterparty thereto to require HEC Master Fund LP to acquire shares of Common Stock if exercised by the counterparty.
[5]	Order executed by HEC Master Fund LP to close out the outstanding put option.

HEC SPV IV LP

Trade Date	Buy/Sell	Trade Quantity	Security Description
04/05/2019	Sell[1]	(998)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/10/2019	Sell[1]	(46)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/11/2019	Sell[1]	(453)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/12/2019	Sell[1]	(949)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/15/2019	Sell[1]	(201)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/16/2019	Sell[1]	(19)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/18/2019	Sell[1]	(116)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/22/2019	Sell[1]	(1,581)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/23/2019	Sell[1]	(1,078)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/24/2019	Sell[1]	(653)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/25/2019	Sell[1]	(1,408)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/26/2019	Sell[1]	(1,650)	OTC European Put Option; Strike $9; Exp. 1/17/2020
04/29/2019	Sell[1]	(135)	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/02/2019	Sell[1]	(1,096)	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/08/2019	Buy	664,512	Common Stock
05/08/2019	Buy[2]	10,383	OTC European Put Option; Strike $9; Exp. 1/17/2020
05/08/2019	Buy	85,000	Common Stock
05/09/2019	Buy	50,000	Common Stock
05/09/2019	Buy	177,584	Common Stock
05/10/2019	Buy	40,000	Common Stock
05/13/2019	Buy	85,000	Common Stock
05/16/2019	Buy	625,000	Common Stock
05/16/2019	Sell[3]	(6,250)	FLEX European Call Option; Strike $10; Exp. 1/17/2020
08/01/2019	Buy	72	Common Stock
08/01/2019	Buy	285,700	Common Stock
09/19/2019	Buy[4]	6,250	FLEX European Call Option; Strike $10; Exp. 1/17/2020
09/23/2019	Buy	32,760	Common Stock
09/23/2019	Buy	6,334	Common Stock
09/24/2019	Buy	6,736	Common Stock
09/25/2019	Buy	32,333	Common Stock
09/25/2019	Buy	67,360	Common Stock
09/25/2019	Buy	60,624	Common Stock
09/25/2019	Buy	33,680	Common Stock
09/25/2019	Buy	50,520	Common Stock
09/25/2019	Buy	33,680	Common Stock
09/25/2019	Buy	50,520	Common Stock
09/25/2019	Buy	67,360	Common Stock
09/26/2019	Buy	69,044	Common Stock
09/26/2019	Buy	67,360	Common Stock
09/26/2019	Buy	33,680	Common Stock
09/26/2019	Buy	33,680	Common Stock
10/14/2019	Buy	26,944	Common Stock
10/16/2019	Buy	55,572	Common Stock

[1]	The put options permit the counterparty thereto to require HEC SPV IV LP to acquire shares of Common Stock if exercised by the counterparty.
[2]	Order executed by HEC SPV IV LP to close out the outstanding put option.
[3]	The call options permit the counterparty thereto to require HEC SPV IV LP to sell shares of Common Stock to the counterparty if exercised.
[4]	Order executed by HEC SPV IV LP to close out the outstanding call option.

ANNEX II

The following table and related explanatory text and footnotes are reprinted from the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on October 9, 2019

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters.

Common Stock

The following table sets forth, as of September 19, 2019, the beneficial ownership of the common stock of each of the Company’s directors, by the named executive officers included in the Fiscal Year 2019 Summary Compensation Table set forth above, by the Company’s current directors and executive officers as a group, and by the beneficial owners of more than 5% of the common stock. Except as otherwise indicated below, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable:

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)		Percent of Class
Steven D. Barnhart	349,908	(3)	*
Joel Brooks	99,354	(4)	*
Glen E. Goold	—		*
Stephen P. Herbert	663,802	(5)	1.10%
Donald W. Layden, Jr.	—		*
Matthew W. McConnell	16,667	(6)	*
Robert L. Metzger	36,257	(7)	*
Albin F. Moschner	374,061	(8)	*
Patricia A. Oelrich	—		*
James M. Pollock	—		*
William J. Reilly, Jr.	136,428	(9)	*
William J. Schoch	144,269	(10)	*
Ingrid S. Stafford	—		*
Anant Agrawal	103,005		*
Michael Lawlor	88,694	(11)	*
Priyanka Singh	92,212	(12)	*
All current directors and executive officers as a group (13 persons)	1,820,746		3.02%

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class
BlackRock, Inc.	3,893,655	(13)	6.49%
Hudson Executive Capital LP	8,195,972	(14)	13.66%
Oakland Hills BV	4,522,672	(15)	7.54%

*	Less than one percent (1%)

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and derives from either voting or dispositive power with respect to securities. Shares of common stock issuable upon conversion of the series A preferred stock, or shares of common stock issuable upon exercise of options currently exercisable, or exercisable within 60 days of September 19, 2019, are deemed to be beneficially owned for purposes hereof.

(2)	The percentage of common stock beneficially owned is based on 60,008,481 shares outstanding as of September 19, 2019.

(3)

Includes 20,000 shares of common stock issuable upon exercise of stock options granted to Mr. Barnhart that are exercisable as of September 19, 2019, and 3,058 shares which have not yet vested and over which Mr. Barnhart has sole voting power but no dispositive power.

(4)

Includes 20,000 shares of common stock issuable upon exercise of stock options granted to Mr. Brooks that are exercisable as of September 19, 2019, and 3,058 shares which have not yet vested and over which Mr. Brooks has sole voting power but no dispositive power.

(5)

Includes 63,805 shares of common stock beneficially owned by Mr. Herbert’s spouse. Includes 274,267 shares of common stock issuable upon exercise of stock options granted to Mr. Herbert that are exercisable as of, or within 60 days of, September 19, 2019.

(6)	Includes 16,667 shares of common stock issuable upon exercise of options exercisable within 60 days of September 19, 2019.

(7)	Includes 3,058 shares which have not yet vested, and over which Mr. Metzger has sole voting power but no dispositive power.

(8)

Includes 795 shares of common stock issuable upon conversion of 4,000 shares of series A preferred stock, 20,000 shares of common stock beneficially owned by Moschner Family LLC, a Delaware limited liability company, of which Mr. Moschner is the manager, and 3,058 shares which have not yet vested, and over which Mr. Moschner has sole voting power but no dispositive power.

(9)

Includes 100 shares of common stock beneficially owned by Mr. Reilly’s child. Also includes 99 shares of common stock issuable upon conversion of 500 shares of series A preferred stock and 20,000 shares of common stock issuable upon exercise of stock options granted to Mr. Reilly that are exercisable as of September 19, 2019, and 3,058 shares which have not yet vested, and over which Mr. Reilly has sole voting power but no dispositive power.

(10)

Includes 20,000 shares of common stock issuable upon exercise of stock options granted to Mr. Schoch that are exercisable as of September 19, 2019, and 3,058 shares which have not yet vested, and over which Mr. Schoch has sole voting power but no dispositive power.

(11)

Includes 14,376 shares which were being held by the Company in escrow as of September 19, 2019 pending determination of the overpayment amount to Mr. Lawlor under the fiscal year 2017 incentive compensation plans, and over which Mr. Lawlor had sole voting power but no dispositive power.

(12)	Includes 83,334 shares of common stock issuable upon exercise of stock options granted to Ms. Singh that are exercisable as of September 19, 2019.

(13)

Based upon a Schedule 13G filed on February 8, 2019 with the Securities and Exchange Commission, BlackRock, Inc. has the sole voting and dispositive power over 3,893,655 shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(14)

Based upon a Schedule 13D and SC 13D/A filed on May 20, 2019 and August 5, 2019, respectively, with the Securities and Exchange Commission, each of the following persons has shared voting and dispositive power over 8,195,972 shares of common stock: Hudson Executive Capital LP, which serves as investment advisor to certain affiliated investment funds which have the right to receive dividends from, and the proceeds from the sale of, the 8,195,972 shares; HEC Management GP LLC, which is the general partner of Hudson Executive Capital LP; and Douglas L. Braunstein, who is the managing partner Hudson Executive Capital LP and the managing member of HEC Management GP LLC. The business address of each of the foregoing persons is 570 Lexington Avenue, 35th Floor, New York, NY 10022.

(15)

Based upon a Schedule 13G/A filed on June 26, 2019 with the Securities and Exchange Commission, each of the following persons has voting and dispositive power over 4,522,672 shares of common stock: Oakland Hills BV, Malabar Hill NV, who is the statutory director of Oakland Hills BV, and Drs F.H. Fentener van Vlissingen, who is the statutory director of Malabar Hill NV. The principal business address of each of the foregoing persons is Albert Hahnplantsoen 23, 1077 BM, Amsterdam, The Netherlands.

Preferred Stock

The following table sets forth, as of September 19, 2019, the beneficial ownership of the series A preferred stock by the Company’s directors, by the named executive officers included in the Fiscal Year 2019 Summary Compensation Table set forth above, by the Company’s current directors and executive officers as a group, and by the beneficial owner of more than 5% of the series A preferred stock. Other than the shares of series A preferred stock beneficially owned by Messrs. Moschner and Reilly, there were no shares of series A preferred stock beneficially owned as of September 19, 2019 by the Company’s directors, by the named executive officers included in the Fiscal Year 2019 Summary Compensation Table set forth above, or by the current directors and executive officers as a group. Except as indicated below, the Company believes that the beneficial owners of the series A preferred stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares of Series A Preferred Stock (1)		Percent of Class
Albin F. Moschner	4,000		*
William J. Reilly, Jr.	500		*
Legion Partners Asset Management, LLC	44,250	(2)	9.94%
All current directors and executive officers as a group (13 persons)	4,500		1.01%

*	Less than one percent (1%)
(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and derives from either voting or investment power with respect to securities. The percentage of series A preferred stock beneficially owned is based on 445,063 shares outstanding as of September 19, 2019.

(2)

Based upon a Schedule 13D/A filed on November 4, 2016 with the Securities and Exchange Commission, each of the following persons has shared voting and dispositive power over 44,250 shares of series A preferred stock: Legion Partners Asset Management, LLC, Legion Partners, LLC, Legion Partners Holdings, LLC, Christopher S. Kiper, Bradley S. Vizi and Raymond White. Of the aforementioned 44,250 shares, Legion Partners, L.P. I has shared voting and dispositive power over 37,054 shares, and Legion Partners, L.P. II has shared voting and dispositive power over 7,196 shares. The business address of each of the foregoing persons is 9401 Wilshire Boulevard, Suite 705, Beverly Hills, California 90212.

Exhibit A-1

SPECIAL MEETING REQUEST FORM

Via Registered Mail and Personal Delivery

USA Technologies, Inc.

100 Deerfield Lane, Suite 300

Malvern, Pennsylvania 19355

Attention:	Donald W. Layden, Jr., Executive Chairman of the Board of Directors
and Interim Chief Executive Officer
Corporate Secretary

Re:	Request for Special Meeting of Shareholders of USA Technologies, Inc. (the “Company”)

Ladies and Gentlemen:

Pursuant to Section 3.03 of Article III of the Company’s Amended and Restated Bylaws (the “Bylaws”), this letter constitutes a request to call a special meeting of the shareholders of the Company (the “Special Meeting”) by HEC Master Fund LP, a Delaware limited partnership (“Master Fund”), on its own behalf as the holder of record of 100 shares of Common Stock, no par value, of the Company (“Common Stock”) and on behalf of all other shareholders of the Company submitting revocable consents to request the Special Meeting and authorizing Master Fund to submit this Special Meeting Request Form on their behalves in respect of their shares of Common Stock or Series A Preferred Stock, and who collectively hold at least 20% of the combined voting power of the outstanding shares entitled to vote.

The proposals to be presented to the shareholders by Master Fund at the Special Meeting, and the reasons for presenting such proposals to the Special Meeting, are as set out in the Consent Statement of Master Fund and its affiliates filed with the Securities and Exchange Commission on November 15, 2019, which is incorporated herein by reference.

All further correspondence on this matter should be addressed to Douglas L. Braunstein, c/o Hudson Executive Capital, LP, 570 Lexington Avenue, 35th Floor, New York, NY 10022, with a copy to Richard M. Brand, Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, NY 10281.

Very truly yours, HEC MASTER FUND LP By: HEC Performance GP LLC, its General Partner By: HEC Management GP LLC, its Manager

By:
Name: Douglas L. Braunstein Title: Managing Member

Exhibit A-2

[FORM OF BLUE CONSENT]

CONSENT TO REQUEST

A SPECIAL MEETING OF USA TECHNOLOGIES, INC. SHAREHOLDERS

THIS CONSENT IS BEING SOLICITED BY HEC MASTER FUND LP AND THE OTHER PARTICIPANTS NAMED IN THE CONSENT STATEMENT (AS DEFINED BELOW)

AND NOT BY USA TECHNOLOGIES, INC. OR THE BOARD OF DIRECTORS OF USA TECHNOLOGIES, INC.

Please sign and date this revocable consent (this “BLUE Consent”) to request a special meeting of the shareholders (the “Special Meeting”) of USA Technologies, Inc. (the “Company”) and return it in the postage-paid envelope provided or return it to: Innisfree M&A Incorporated LLC, 501 Madison Avenue, 20th Floor, New York NY 10022.

If so indicated below on this BLUE Consent, the undersigned shareholder hereby appoints HEC Master Fund LP, with full power of substitution, to complete, execute and submit, on behalf of the undersigned shareholder in respect of all shares of the Company’s common stock, no par value (the “Common Stock”), and Series A convertible preferred stock, no par value (the “Series A Preferred Stock”), owned by the undersigned shareholder, the Special Meeting Request Form substantially in the form attached as Exhibit A-l to the Consent Statement filed with the Securities and Exchange Commission by Hudson Executive Capital LP on November 15, 2019 (the “Consent Statement”), and any modifications, amendments or updates not inconsistent therewith, to the Chairman of the Board of Directors of the Company (the “Board”) and the Chief Executive Officer of the Company in accordance with Section 3.03(a) of the Company’s Amended and Restated Bylaws (the “Bylaws”).

The Special Meeting Request Form is Exhibit A-1 to the Consent Statement filed by Hudson Executive Capital LP with the Securities and Exchange Commission on November 15, 2019, and requests that the Company call a Special Meeting of shareholders to act on the proposals set forth in the Consent Statement.

These include: Proposal 1 that each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Company’s shareholders subsequent to October 18, 2019 and prior to the approval of this resolution be repealed, effective as of the time this resolution is approved by the Company’s shareholders; Proposal 2 that Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to provide that shareholders may call a special meeting for any business that could be considered at an annual meeting, including the election and/or removal of any director or directors of the Company; Proposal 3 that Section 3.03 of Article III of the Bylaws be amended in the manner described in the Consent Statement to allow shareholders to request a special meeting to be held faster and more easily by revising provisions relating to the time, place, process and manner for special meetings, including by providing that the holders of 10% of the combined voting power of the then outstanding shares may call a special meeting, by providing that the Board shall set the date of any special meeting called at the request of the Company’s shareholders for a date not less than forty-five (45) nor more than sixty (60) days after receipt of the request and by specifying the process for the consideration of business at the special meeting and by providing the shareholders requesting the special meeting with reasonable access to the chairman of the special meeting, the judges of election, and the books and records of the Company relating to the special meeting; and Proposal 4 that Section 8.08 of Article VIII of the Bylaws be amended in the manner described in the Consent Statement to provide that the Board may not alter or repeal bylaws that were properly adopted by the shareholders of the Company, unless approved by a vote of the shareholders of the Company, adopt a bylaw that is the same or substantially similar to a bylaw that has previously been properly repealed by the shareholders, unless approved by a vote of the shareholders of the Company, or adopt a bylaw that increases the burden on shareholders seeking to, or otherwise impairs the ability of shareholders to, call a special meeting, propose business or nominate individuals for election to the Board at an annual or special meeting or vote for any matter or cause the election or removal of any director at an annual or special meeting.

THIS BLUE CONSENT, WHEN PROPERLY EXECUTED, WILL AUTHORIZE HEC MASTER FUND LP TO EXECUTE THE SPECIAL MEETING REQUEST FORM ON BEHALF OF THE UNDERSIGNED SHAREHOLDER, BUT WILL NOT GRANT HEC MASTER FUND LP AUTHORITY TO VOTE ON ANY MATTER PRESENTED AT THE SPECIAL MEETING.

On November 11, 2019, the Company issued a press release alleging that Hudson’s solicitation was invalid under the Bylaws because the Bylaws prohibit the calling of special meetings for the purpose of removing directors. The Company further announced that the Board had amended the Bylaws so that no special meeting may be called before the next annual meeting of the Company’s shareholders.

Hudson strongly disagrees with the Company’s assertion that our solicitation is invalid. Hudson believes that the Company is mischaracterizing our solicitation by stating that we are seeking to call a special meeting to remove directors. We are soliciting consents to request a special meeting to consider certain amendments to the Bylaws. The removal of directors will not be considered at the special meeting.

Hudson further believes that the Bylaw amendment to prevent the calling of a special meeting is illegal and invalid under Pennsylvania law and that the Company’s actions constitute an unlawful interference with shareholders’ franchise rights. Hudson is currently evaluating the legal options available to it, including bringing a legal action against the Company and its directors.

Given the Company’s actions to date, there is a risk that the Company will not recognize properly executed consents delivered by shareholders and will refuse to call the Special Meeting even if the requisite consents are delivered, and accordingly, Hudson may choose to delay the delivery of any Special Meeting request to the Company. Any legal question surrounding the validity of such consents may ultimately be determined in a court of competent jurisdiction.

We are not currently seeking your proxy, consent, authorization or agent designation for approval of any proposals or any other actions that would be considered at the Special Meeting. In the event the Special Meeting is called, we will send you proxy materials relating to a vote on the applicable proposals.

The undersigned shareholder AUTHORIZES execution of the Special Meeting Request Form on behalf of the undersigned shareholder in respect of all shares of the Common Stock and Series A Preferred Stock owned by the undersigned shareholder.  ☐

The undersigned shareholder DOES NOT AUTHORIZE execution of the Special Meeting Request Form on behalf of the undersigned shareholder in respect of all shares of the Common Stock and Series A Preferred Stock owned by the undersigned shareholder.  ☐

This BLUE consent supersedes, and the undersigned shareholder hereby revokes, any earlier dated consent or revocation which the undersigned may have submitted to HEC Master Fund LP, the Company or any designee of either.

THE SHARES OF COMMON STOCK AND SERIES A PREFERRED STOCK REPRESENTED BY THIS BLUE CONSENT WILL BE TREATED AND APPLIED BY HEC MASTER FUND LP IN ACCORDANCE WITH THE CHOICES MADE BY THE UNDERSIGNED SHAREHOLDER PURSUANT TO THIS BLUE CONSENT.

Shareholder Name

Signature

Joint Signature (Title)

Date

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign partnership name by authorized person, giving full title.

2